Exhibit 99.1

November 2008 2008 Fourth Quarter Investor Handout 1

Basis of Presentation Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, this presentation, or in the Quarterly Financial Review supplement to the current quarter earnings release, and the Form 8-K filed today, which can be found on Huntington's website at huntington-ir.com Significant Items Certain components of the Income Statement are naturally subject to more volatility than others. As a result, analysts/investors may view such items differently in their assessment of performance compared with their expectations and/or any implications resulting from them on their assessment of future performance trends. It is a general practice of analysts/investors to try and determine their perception of what "underlying" or "core" earnings performance is in any given reporting period, as this typically forms the basis for their estimation of performance in future periods. Therefore, Management believes the disclosure of certain "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance so that they can ascertain for themselves what, if any, items they may wish to included/exclude from their analysis of performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. Annualized data Certain returns, yields, performance ratios, or growth rates for a quarter are "annualized" in this presentation to represent an annual time period. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan growth rates are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully taxable equivalent interest income and net interest margin Income from tax-exempt earnings assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Rounding Please note that columns of data in the following slides may not add due to rounding. 3

Basis of Presentation Earnings per share equivalent data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision- making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. NM or nm Percent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is for discerning underlying performance trends, such large percent changes are typically "not meaningful" for trend analysis purposes. Estimating the Impact on Balance Sheet and Income Statement Results Due to the Sky Financial Group Inc. Merger Given the significant impact of the Sky Financial merger effective July 1, 2007, on reported 2008 and 2007 results, Management believes that an understanding of the impacts of the merger is necessary to understand better underlying performance trends. When comparing post-merger period results to pre-merger periods, the following terms are used when discussing financial performance: "Merger related" refers to amounts and percentage changes representing the impact attributable to the merger. "Merger costs" represent non-interest expenses primarily associated with merger integration activities. "Non-merger related" refers to performance not attributable to the merger and include "merger efficiencies", which represent non-interest expense reductions realized as a result of the merger. The methodology used to estimate the impacts are described in the current quarter earnings press release. 5

Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) the nature, extent, and timing of governmental actions and reforms; and (7) extended disruption of vital infrastructure. The Emergency Economic Stabilization Act of 2008 (EESA) passed 10/3/08 could have an undetermined material impact on company performance depending on rules of participation that have yet to be finalized. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2007 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this release are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. 7

9 2008 Third Quarter Overview

A Message to Our Investors and Customers In these times of unprecedented turmoil... We are producing... and expect to continue to produce... profitable performance Our balance sheet is strong Credit quality performance challenges are manageable Loan loss reserves are sound Capital is strong Funding is well positioned Our local bank and relationship driven model is proving to be a competitive advantage Underlying businesses are performing well We know our markets and our customers Customers continue to demonstrate their confidence in us 11

3Q08 Earnings Summary After-tax EPS Net income $75.1 MM Net income applicable to common shares $63.0 MM $0.17 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Net market-related gains (3) $(47.1) $(0.08) Deferred tax valuation allowance adjustment (3.7) (2) (0.01) (1) Pre-tax (2) After tax (3) Gain on extinguishment of debt $21.4 Equity investment gains 3.4 Net impact of MSR hedging 1.9 Investment securities losses (73.8) 13

2008 Third Quarter Overview Financial Performance vs. 2Q08 $0.17 EPS reported, $0.26 EPS excluding significant items (1) 0.82% net charge-off ratio, up from 0.64% 1.90% ACL ratio, up from 1.80% 1.42% NAL ratio, up from 1.30% 8.80% and 12.03% period-end Tier 1 and Total risk-based capital ratios, from 8.82% and 12.05%, respectively, at 6/30/08 3.29% NIM, flat 4% annualized growth in average total commercial loans 5% annualized decline in average total consumer loans 4% annualized increase in average core deposits Significant linked-quarter declines in certain market-related fee income categories, including trust and brokerage & insurance, and mortgage banking income, reflecting lower origination volume 2% decline in underlying expenses and 53.0% adjusted efficiency ratio (2) 15 (1) See slide 7 for reconciliation (2) See slide 46 in the appendix for reconciliation

Quarterly Performance Highlights (1) Net Income less expense for amortization of intangibles divided by average tangible shareholders' equity (shareholder equity - intangible assets) (2) Average linked quarter growth rate annualized; impacted by loan sales; 3Q07 represents the non-merger related impact (3) Average linked quarter growth rate annualized; 3Q07 represents the non-merger related impact (4) Period end 3Q08 2Q08 1Q08 4Q07 3Q07 EPS $0.17 $0.25 $0.35 $(0.65) $0.38 ROA 0.55% 0.73% 0.93% (1.74)% 1.02% ROE 4.7% 6.4% 8.7% (15.3)% 8.8% Return on tangible equity (1) 11.6% 15.0% 22.0% (30.7)% 19.7% Net interest margin 3.29% 3.29% 3.23% 3.26% 3.52% Efficiency ratio 50.3% 56.9% 57.0% 73.5% 57.7% Loan & lease growth (2) - % 7% 3% 3% 6% Core deposit growth (3) 4% (1)% (2)% 1% 2% Net charge-offs annualized 0.82% 0.64% 0.48% 3.77% 0.47% ALLL/loans & leases (4) 1.75% 1.66% 1.53% 1.44% 1.14% ACL/loans & leases (4) 1.90% 1.80% 1.67% 1.61% 1.28% Tier 1 risk-based capital (4) 8.80% 8.82% 7.56% 7.51% 8.35% Total risk-based capital (4) 12.03% 12.05% 10.87% 10.85% 11.58% 17

3Q08 YTD08 2008 Outlook Commercial & industriaI 87 bp 52 bp 50 - 60 bp Migration to problem loan status indicates 2H08 results higher than 1H08 General economic stress in our core markets - particularly to housing related borrowers Continued growth in Ideal Huntington Clients in our footprint Commercial real estate 45 bp 42 bp 60 - 70 bp Softness concentrated in single family builder sector, particularly borrowers in eastern Michigan and northern Ohio Retail segment being monitored closely Other segments continue to perform well - growth is centered in tier 1 & tier 2 developers Auto loans and leases 115 bp 106 bp 110 - 115 bp Both loan & lease losses were affected by softer than usual used-car market. Net Charge-offs 19

3Q08 YTD08 2008 Outlook Home equity loans/lines 85 bp 88 bp 85 - 95 bp Early exit of broker originations beginning in 2005: 2005 = 25%, 2006 = 15%, 2007 = <3% No exposure to CA, AZ, NV, with only minimal exposure to FL Underwritten based on cash flow and FICO scores - allows us to manage the Probability of Default. Loss Given Default assumption at underwriting is 95%. Declining trend in overall and seriously delinquent balances indicate consistent performance in second half 2008, supported by enhanced loss mitigation strategies Our 2006 and 2007 vintages are performing substantially better than 2004 and 2005 Residential loans 56 bp 36 bp 35 - 45 bp No sub-prime mortgages Minimal Alt-A exposure - 10% of residential mortgages run-off portfolio Modest interest only exposure - 15% of residential mortgages, higher income and FICO borrowers Low ARM reset risk - high quality borrower can refinance / absorb reset Total portfolio 82 bp 65 bp 70 - 75 bp Amount ($MM) $83.8 $197.4 $285 - $305 Net Charge-offs 21

Funding Assessment (1) Holding Company Sufficient cash for operations over a twelve month period without relying on the bank for dividends Next debt maturity not until 2013: $50 million Bank Level $1.1 billion of unsecured debt maturities over the next 12 months $0.8 billion eligible under the proposed liquidity guarantee program Funding expected to be met primarily through: Core deposits FHLB advances National market deposits Auto loan on-balance sheet securitizations $8 billion of unused credit available Discount window capacity $6.7 billion FHLB advances $1.3 billion 23 (1) 9/30/08

9/08 12/08 3/09 6/09 9/09 Base Case 0.088 0.089 0.09 0.091 0.092 2X NCO ~$345 MM more 0.088 0.088 0.0878 0.0877 0.0875 3X NCO ~$690 MM more 0.088 0.087 0.0856 0.0843 0.083 Reg Well Cap Min 0.06 0.06 0.06 0.06 0.06 Capital Stress Test (1) 25 Tier 1 Capital Ratio Tangible Equity Ratio Next 12-Month Assumptions (1) 2% annualized asset growth $1.15 EPS base case 0.82% annualized NCO rate or approximately $86 million / quarter or $345 million / year Dividend held constant No new capital issuances; no TARP No further changes in accumulated other comprehensive income (1) For analytical purposes only, not to be interpreted as projected or targeted performance 9/08 12/08 3/09 6/09 9/09 Base Case 0.0598 0.0608 0.0618 0.0628 0.0638 2X NCO ~$345 MM more 0.0598 0.0598 0.0596 0.0596 0.0595 3X NCO ~$690 MM more 0.0598 0.0587 0.0575 0.0564 0.0553

Other Comments Changing Our Earnings Guidance Practices Effective with 2009 guidance we are changing our earnings guidance practices We will continue our practice of providing qualitative forward looking comments about the net interest margin, loans and deposits, fee income and expense trends, credit quality trends, capital trends, impact of changes in the environment, etc. However, we will eliminate a specific earnings per share target Recent Government Actions Emergency Economic Stabilization Act (EESA), Toubled Asset Resolution Program (TARP), and the FDIC Temporary Liquidity Guarantee Program We applaud these actions as they will help address the challenges facing banks and their customers On 11/14, Huntington received $1.4 B in capital by issuing preferred shares to the U.S. Treasury as part of the TARP Capital Purchase Program (CPP) 27

Key Messages Underlying businesses continue to perform well Growing customer bases Margin relatively stable Growing deposits and loans Expenses are well controlled Our balance sheet is strong... including reserves, capital, and funding Credit quality performance challenges are manageable 29

Appendix 31

Table of Contents Quarterly financial review 18 Quarterly earnings summaries 20 Significant items impacting comparisons 26 Income statement 28 Net income & EPS 29 Revenue trends 30 Net interest margin 32 Interest rate risk 34 Non-interest income 38 Expense trends 42 Operating leverage 46 ROA, ROE, ICG 47 Investment securities 48 Loans and leases 54 Loan trends 55 Credit composition 58 Total commercial loans 62 Commercial & industrial 66 Franklin Credit relationship 69 Commercial real estate 75 Total consumer loans 83 Auto loans and leases 85 Non-auto consumer trends 90 Residential lending 91 Home equity 94 Mortgages 98 Credit quality review 103 Non-accrual loans 105 Charge-offs 109 Delinquencies 111 ALLL, AULC, ACL 113 Peer comparative performance 116 Non-Franklin reconciliations 121 Deposits & other funding 125 Deposit trends 126 Core deposit trends 131 Other funding 137 Capital 138 Franchise 147 Strategy, organization & history 151 Lines of business 168 Regional Banking 171 Auto Finance & Dealer Services 191 Private Financial & Capital Markets 206 33

35 2008 - 2007 Quarterly Financial Review

Quarterly Earnings 37

2Q08 Earnings Summary After-tax EPS Net income $101.4 MM Net income applicable to common shares $90.2 MM $0.25 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Deferred tax valuation allowance benefit $3.4 (2) $0.01 Merger / restructuring costs (14.6) (0.03) Net market-related losses (3) (6.8) (0.01) (1) Pre-tax (2) After tax (3) Loss on sale of held-for-sale loans $(7.2) Equity investment losses (4.6) Net impact of MSR hedging (1.3) Gain on extinguishment of debt 2.2 Investment securities gains 2.1 Gain on sale of mortgage loans 2.1 39

1Q08 Earnings Summary After-tax EPS Net income $127.1 MM $0.35 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Aggregate impact of Visa (r) IPO (3) $37.5 $0.07 Deferred tax valuation allowance benefit 11.1 (2) 0.03 Net market-related losses (4) (20.0) (0.04) Asset impairment (11.0) (0.02) Merger costs (7.3) (0.01) (1) Pre-tax (2) After tax (3) Gain from IPO $25.1 Partial reversal of 4Q07 indemnification 12.4 (4) Net impact of MSR hedging $(18.8) Equity investment losses (2.7) Investment securities gains 1.4 41

4Q07 Earnings Summary After-tax EPS Net loss $(239.3) MM $(0.65) Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Franklin relationship $(423.6) $(0.75) Net market-related losses (3) (63.5) (0.11) Merger costs (44.4) (0.08) VISA(r) indemnification (24.9) (0.04) Additions to litigation reserves on existing cases (8.9) (0.02) (1) Pre-tax (2) After tax (3) Loss on loans held for sale $(34.0) Investment securities impairment losses (11.6) Equity investment losses (9.4) Net impact of MSR hedging (8.6) 43

3Q07 Earnings Summary After-tax EPS Net income $138.2 MM $0.38 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Sky Financial merger-related integration costs $(32.3) $(0.06) Net market-related losses (3) (18.0) (0.03) (1) Pre-tax (2) After tax (3) Investment securities impairment losses $(23.3) Equity investment losses (4.4) Net impact of MSR hedging (3.6) Investment securities gains 10.2 Gain on debt extinguishment 3.2 45

47 2Q07 Earnings Summary After-tax EPS Net income $80.5 MM $0.34 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Sky Financial merger-related integration costs $(7.6) MM $(0.02) Net market-related losses (3) (3.5) (0.01) (1) Pre-tax (2) After tax (3) Investment securities impairment $(5.1) MSR mark-to-market net of hedge-related trading activity (4.8) Gain on debt extinguishment 4.1 Equity investment gains 2.3

49 1Q07 Earnings Summary After-tax EPS Net income $95.7 MM $0.40 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Equity investment losses $(8.5) MM $(0.02) MSR mark-to-market net of hedge-related trading activity (2.0) (0.01) Litigation losses (1.9) (0.01) (1) Pre-tax (2) After tax

2008 - 2007 Quarterly 51 Significant Items Impacting Financial Performance Comparisons - Reconcilation

2007 - 2006 Full Year 53 Significant Items Impacting Financial Performance Comparisons - Reconciliation

Income Statement 55

Net Income and EPS Trends

Net Income



($MM)
$160
$110
$60
$10
($40)
($90)
($140)
($190)
($240)
($290)
$138.2
($239.3)
$127.1
$101.4
$75.1
3Q07
4Q07
1Q08
2Q08
3Q08

Earnings Per Share



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
($0.10)
($0.20)
($0.30)
($0.40)
($0.50)
($0.60)
($0.70)
$0.38
($0.65)
$0.35
$0.25
$0.17
3Q07
4Q07
1Q08
2Q08
3Q08

Huntington

29

Revenue Trends 59 Prior Year Quarter

Revenue Trends 61 Linked Quarter

Amount 1Q04 0.0336 2Q04 0.0329 3Q04 0.033 4Q04 0.0338 0.0332 1Q05 0.0331 2Q05 0.0336 3Q05 0.0331 4Q05 0.0334 1Q06 0.0332 2Q06 0.0334 3Q06 0.0322 4Q06 0.0328 1Q07 0.0336 2Q07 0.0326 3Q07 0.0352 4Q07 0.0326 1Q08 0.0323 2Q08 0.0329 3Q08 0.0329 Amount 1Q04 225.708 2Q04 225.482 3Q04 229.922 4Q04 238.215 3.7 1Q05 238.059 2Q05 244.861 3Q05 245.371 4Q05 247.513 1Q06 247.516 2Q06 266.179 3Q06 259.403 4Q06 262.104 1Q07 259.602 2Q07 257.518 3Q07 263.753 151.592 4Q07 388.296 1Q08 382.324 2Q08 395.49 3Q08 394.087 Merger related $415.3 Change 3Q08 vs 2Q08: Volume change 2 bp Day count (2) bps Total Change 0 bp Net Interest Income & Margin Trends (1) Net Interest Income (FTE) Net Interest Margin (FTE) ($MM) 63 (1) Fully taxable equivalent basis

Net Interest Margin - Yields & Rate Trends 65 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Earning asset yield Interest bearing liabilities rate Fed Funds rate Net Interest Margin

Managing Interest Rate Risk Net Interest Income at Risk = Interest Rate Risk + Business Risk Interest Rate Risk The exposure of income (short-term interest rate risk) and economic values (long-term interest rate risk) to changes in market interest rates Business Risk Examples: Loan volumes fall below expectations Deposit pricing competition that shrinks margins These examples cause net interest income volatility and should not be confused as hedgable interest rate risk 67

Managing Interest Rate Risk Philosophy Strong and relatively stable net interest margin Maintain long-term perspective... avoid speculating on the short-term movement in interest rates Policy metrics to manage interest rate risk include: Net interest income at risk simulation model - S-T interest rate risk Economic Value of Equity at risk (EVE) - L-T interest rate risk Operate within established guidelines Net interest income at risk guideline limited to (4)% EVE at risk guideline limited to (12)% L-T bias to be modestly liability sensitive Natural business flows typically asset sensitive Current positioning indicates sensitivity to decreasing interest rates 69

Net Interest Income at Risk Forward Curve +2%, -2%, & -1% Gradual Change in Rates Managing Interest Rate Risk (1) 2% Rate Rise 2% Rate Fall 1% Rate Fall 2Q01 -0.021 3Q01 -0.017 4Q01 -0.012 1Q02 -0.016 2Q02 -0.013 3Q02 -0.005 4Q02 -0.007 -0.002 1Q03 -0.006 -0.001 2Q03 -0.008 -0.001 3Q03 -0.01 -0.003 4Q03 -0.005 -0.003 1Q04 -0.003 -0.005 2Q04 -0.001 -0.003 3Q04 0.005 -0.005 4Q04 0.002 -0.005 1Q05 0.01 -0.018 -0.008 2Q05 0.007 -0.024 -0.008 3Q05 0.007 -0.017 -0.006 4Q05 0.003 -0.013 -0.005 1Q06 0.003 -0.015 -0.005 2Q06 -0.008 0.021 0.02 3Q06 -0.009 0.003 0.001 4Q06 -0.004 0 0 1Q07 0.004 -0.001 0.002 2Q07 0.002 -0.002 0.001 3Q07 0.008 -0.008 -0.003 4Q07 0.022 -0.03 -0.013 1Q08 -0.007 -0.016 -0.004 2Q08 -0.006 -0.003 0 3Q08 0.006 -0.021 0.003 All leases treated on direct financing lease basis 71 (2)

Managing Interest Rate Risk Modeled Exposure Net Interest Income at Risk (S-T measure) (1) bp change (200) bp (100) bp +100 bp +200 bp 9/30/08 (2.1)%(3) (0.6)% 0.3% 0.6% 6/30/08 (0.3) 0.0 (0.3) (0.6) 3/31/08 (1.6) (0.4) (0.1) (0.7) 12/31/07 (3.0) (1.3) 1.4 2.2 9/30/07 (0.8) (0.3) 0.5 0.8 Economic Value of Equity at Risk (L-T measure) (2) bp change (200) bp (100) bp +100 bp +200 bp 9/30/08 2.4% 3.8% (5.4)% (11.1)% 6/30/08 1.6 3.5 (5.5) (11.7) 3/31/08 1.6 2.3 (5.0) (11.3) 12/31/07 (0.3) 1.1 (4.4) (10.8) 9/30/07 (1.0) 0.9 (4.6) (9.8) (1) Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve. (2) Estimated impact on the value of assets and liabilities assuming an immediate and parallel shift in the current yield curve. (3) Includes assumption that market rates do not decline below 0.50% over the next twelve month period. 73

Non-interest Income Trends NII xcld Op. Lse Inc. NII xcld Op. Lse Inc. 3Q02 138.438 4Q02 122.596 1Q03 134.731 2Q03 148.377 3Q03 155.144 4Q03 141.203 1Q04 138.821 2Q04 139.749 3Q04 126.063 4Q04 128.534 1Q05 122.282 2Q05 119.279 3Q05 132.918 4Q05 124.788 1Q06 142.486 2Q06 150.876 3Q06 89.33 4Q06 135.3 1Q07 142.289 2Q07 154.6 3Q07 135.3 68.7 4Q07 167.9 1Q08 229.9 2Q08 227.073 3Q08 156.365 Oper. Lease Inc. 3Q02 160.164 4Q02 149.259 1Q03 138.193 2Q03 128.574 3Q03 117.624 4Q03 105.3 1Q04 88.818 2Q04 78.379 3Q04 63.828 4Q04 54.406 1Q05 45.768 2Q05 36.891 3Q05 27.822 4Q05 22.534 1Q06 17.048 2Q06 12.143 3Q06 8.58 4Q06 5.344 1Q07 2.888 2Q07 1.611 3Q07 0.653 4Q07 2.658 1Q08 5.833 2Q08 9.357 3Q08 11.492 Merger related $204.0 NII xcld. Auto Oper. Lease. Inc. Auto Operating Lease Income ($MM) ($MM) 75

Deposit and Other Service Charges 3Q04 43.9 4Q04 41.7 1Q05 39.4 2Q05 41.5 3Q05 44.8 4Q05 42.1 1Q06 41.2 2Q06 47.2 3Q06 48.7 4Q06 48.5 1Q07 44.8 2Q07 50 3Q07 54 24.1 4Q07 81.3 1Q08 72.67 2Q08 79.63 3Q08 80.508 Oper. Lease Inc. 4Q05 11.5 1Q06 11.5 2Q06 13 3Q06 13 4Q06 13.8 1Q07 13.2 2Q07 14.9 3Q07 15.2 5.8 4Q07 21.9 1Q08 20.7 2Q08 23.242 3Q08 23.446 Merger related $78.1 Deposit Service Charges Other Service Charges (1) ($MM) ($MM) $21.0 Merger related 77 (1) Includes check card and ATM fees

3Q04 13.2 4Q04 12.9 1Q05 13 2Q05 13.5 3Q05 13.9 4Q05 13.1 1Q06 15.2 2Q06 14.3 3Q06 14.7 4Q06 14.6 1Q07 16.1 2Q07 17.2 3Q07 28.8 4Q07 30.3 1Q08 36.6 2Q08 35.694 3Q08 34.309 Trust and Brokerage / Insurance Income 3Q04 17.1 4Q04 17.3 1Q05 18.2 2Q05 19.1 3Q05 19.7 4Q05 20.4 1Q06 21.3 2Q06 22.7 3Q06 22.5 4Q06 23.5 1Q07 25.9 2Q07 26.8 3Q07 26.6 7 4Q07 35.2 1Q08 34.1 2Q08 33.089 3Q08 30.952 Merger related $33.6 Trust Services Brokerage / Insurance ($MM) ($MM) (1) 79 (1) Merger related NM due to seasonality

Mortgage Banking Income ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Origination & secondary marketing $7.6 $13.1 $9.3 $5.9 $8.4 Servicing fees 11.8 11.2 10.9 11.4 10.8 Amortz. capitalized servicing (6.2) (7.0) (6.9) (5.9) (6.6) Other mtg. banking income 3.5 6.0 4.3 4.1 3.0 Sub-total 16.8 23.2 17.6 15.5 15.6 MSR recovery (10.3) 39.0 (18.1) (21.2) (9.9) Net trading gains (losses) (1) 3.8 (49.7) (6.6) 9.5 3.9 Total $10.3 $12.5 $(7.1) $3.7 $9.6 Investor servicing portfolio (2) $15.7 B $15.8 B $15.1 B $15.1 B $15.1 B Weighted average coupon 5.95% 5.94% 5.97% 5.98% 5.96 % Originations $0.7 B $1.1 B $1.2 B $1.0 B $1.0 B Mortgage servicing rights(2) $230.4 MM $240.0 MM $191.8 MM $207.9 MM $228.9 MM MSR % of investor servicing portfolio(2) 1.46% 1.52% 1.27% 1.38% 1.52% (1) Related to MSR hedging and included in other non-interest income (2) End of period 81

Expense Trends Prior Year Quarter 83

Expense Trends Linked Quarter 85

Non-interest Expense Trends NIE xcld Op Lse Exp NIE xcld Op Lse Exp NIE xcld Op Lse Exp 3Q02 193.753 4Q02 208.562 1Q03 203.891 2Q03 194.094 3Q03 207.048 4Q03 231.856 1Q04 214.988 2Q04 219.865 3Q04 219.03 4Q04 233.28 1Q05 221.128 2Q05 220.254 3Q05 211.415 4Q05 213.172 1Q06 225.744 2Q06 243.701 3Q06 236.442 4Q06 263.821 1Q07 240.041 2Q07 243.8 3Q07 216.4 136.6 32.3 4Q07 393.3 44.4 1Q08 366 2Q08 370.6 3Q08 329.903 Oper. Lease Exp. 3Q02 125.743 4Q02 120.747 1Q03 111.588 2Q03 102.939 3Q03 93.134 4Q03 85.6 1Q04 70.666 2Q04 62.288 3Q04 54.393 4Q04 47.734 1Q05 37.149 2Q05 27.882 3Q05 21.637 4Q05 17.183 1Q06 12.671 2Q06 8.658 3Q06 5.988 4Q06 3.969 1Q07 2.031 2Q07 0.852 3Q07 0.337 4Q07 1.918 1Q08 4.51 2Q08 7.2 3Q08 9.093 $385.2 NIE xcld. Auto Oper. Lease Exp. Auto Operating Lease Expense ($MM) ($MM) Merger related Merger costs 87 $437.6

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Efficiency Ratio - Reported 0.663 0.625 0.6 0.671 0.651 0.623 0.663 0.664 0.637 0.618 0.574 0.57 0.583 0.581 0.578 0.633 0.592 0.578 0.577 0.735 0.57 0.569 0.503 Efficiency Ratio - Adjusted 0.579 0.555 0.513 0.58 0.597 0.565 0.595 0.575 0.607 0.586 0.559 0.561 0.57 0.567 0.568 0.589 0.59 0.569 0.53 0.612 0.6 0.544 0.53 Efficiency Ratio Trends (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability including merger costs. See Operating Leverage & Efficiency Trend slide in the Appendix for a complete reconciliation between GAAP and adjusted revenue and expenses. (1) 89

Operating Leverage & Efficiency Ratio Trends 91

ROE, ROA & ICG Trends


Return on Avg. Equity
Internal Capital Generation Rate (1)
Return on Tangible Equity
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
3Q07
4Q07
1Q08
2Q08
3Q08
19.7%
22.0%
15.0%
11.6%
8.8%
8.7%
6.4%
4.7%
2.7%
2.1%
3.0%
1.0%
-15.3%
-21.5%
-30.7%


Return on Avg. Assets
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
3Q07
4Q07
1Q08
2Q08
3Q08
1.02%
0.93%
0.73%
0.55%
-1.74%

(1) ICG = ROE x (1-(dividend declared per share/earnings per share))

Huntington

47

Investment Securities 95

Investment Securities 4Q05 0.146 1Q06 0.155 2Q06 0.158 3Q06 0.155 4Q06 0.138 1Q07 0.134 2Q07 0.123 3Q07 0.099 4Q07 0.095 1Q08 0.094 2Q08 0.097 3Q08 0.098 Investment Securities Average Balances % of Average Earning Assets ($MM) Investment Securities 4Q05 4290 0.0496 1Q06 4686 0.0523 2Q06 5050 0.0551 3Q06 4945 0.0564 4Q06 4386 0.0613 1Q07 4186 0.0621 2Q07 3882 0.062 3Q07 4626 0.0619 4Q07 4496 0.061 1Q08 4477 0.0588 2Q08 4688 0.0569 3Q08 4687 0.0573 97

Other 50 US Treas & Agency 559 FRB/FHLB Stock 427 Municipal Bonds 691 Asset Backed 565 Mortgage Backed 2273 NIM Bonds 2 Pooled Trust Preferred (1) 180 Alt-A mortgage 382 Prime CMO 611 Agency 1662 AFS Securities Overview - 9/30/08 $4.6 Billion ($MM) Mortgage & Asset Backed Primarily trust preferreds for banks/insurance companies Note: Ratings are averages within the category based on lowest publicly available rating AAA A AA- AAA A+ BBB+ 99 AAA AA+

Asset Backed Securities Book Value Market Value OCI Alt-A mortgage backed securities $473 MM $382 MM $(90) MM - Purchased 2006 - 25 securities - senior tranche - 10/1 ARMs or 15 / 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with quarterly third party validation Trust preferred securities 299 180 (119) - Purchased 2003-2005 - 16 pools with 400 separate issues - 80% = 1st / 2nd tier bank trust preferred securities with no REIT trust preferreds - 20% = senior tranche of insurance company trust preferred securities - Cash flow analysis performed monthly to test for OTTI with quarterly third party validation Other securitities 2 2 -- Total $774 MM $565 MM $(209) MM The $77 MM OTTI recorded in 3Q08 on $212 MM of Alt-A securities represents an expected cash shortfall of less than $6 MM Investment Securities - Assessment (1) 101 9/30/08 OCI - accumulated other comprehensive income OTTI - other than temporary impairment

Mortgage Backed Agency Asset Backed Muni's Treasuries Other 12/31/03 0.448 0.234 0.13 0.088 0.061 0.039 12/31/04 0.337 0.228 0.283 0.098 0.005 0.049 12/30/05 0.3695 0.0732 0.3952 0.1204 0.0043 0.0374 12/31/06 0.429 0.034 0.362 0.136 0.001 0.038 12/31/2007 0.521 0.033 0.193 0.154 0 0.099 9/30/2008 0.5 0.12 0.13 0.15 0 0.09 Available for Sale Securities Mix 9/30/08 $4.6 B 4.9 Years 13% / 87% (1) 12/31/05 $4.5 B 2.8 Years 33% / 67% (1) 12/31/06 $4.4 B 3.2 Years 14% / 86% (1) 12/31/07 $4.5 B 3.5 Years 7% / 93% (1) 103 (1) Variable rate / fixed rate; ARM's > 1 year classified as fixed rate

AAA AA A BBB Not Rated / BBB- and lower FRB & FHLB Stock 12/03 0.798 0.088 0.057 0.022 0.018 0.017 12/04 0.6 0.09 0.25 0.05 0.01 0.02 12/05 0.581 0.145 0.235 0.038 0 0.02 12/06 0.8233 0.062 0.094 0.021 0 0.035 12/07 0.891 0.047 0.057 0.001 0.004 0.093 9/08 0.792 0.11 0.078 0.007 0.013 0.095 Investment Securities - Credit Quality (1) 105 (1) Percent calculation excludes FRB/FHLB stock required to be held by regulation

Loans and Leases 107

Loan Trends 109

Loan Trends - 3Q08 Prior Year Quarter 111

Loan Trends - 3Q08 Linked Quarter 113

PFCMG 0.064 Auto Finance & Dealer Services 0.143 Other Regional (1) 0.143 W. Virginia 0.03 Central Indiana 0.038 Pittsburgh 0.049 E. Michigan 0.044 W. Michigan 0.064 Mahoning Valley 0.03 S. Ohio/Kentucky 0.073 Greater Akron/Canton 0.063 Greater Cleveland 0.08 Northwest Ohio 0.053 Central Ohio 0.127 Credit Composition - 9/30/08 By Type By Business Segment ($B) Amt Pct Commercial & industrial $ 13.6 33 % Commercial real estate 9.9 24 Total commercial 23.5 57 Auto loans 3.9 10 Auto direct fin. leases 0.7 2 Home equity 7.5 18 Residential real estate 4.9 12 Other consumer 0.7 2 Total consumer 17.6 43 Total loans & leases $ 41.2 100 % Total auto exposure $4.6 11% (1) Includes Home Lending ($3.6 B), Franklin Credit Management ($1.1 B), and Equipment Leasing ($1.0 B) 115

Other 679 Auto loan/lease 4616 Residential mortgages 4854 Home equity 7497 CRE 9907 C&I 13638 SFHB 1596 Other CRE 8311 Credit Portfolio Overview - 9/30/08 $41.2 Billion ($MM) CRE 117

Credit Exposure Composition ($MM) 12/31/07 12/31/07 12/31/06 12/31/06 12/31/05 12/31/05 12/31/04 12/31/04 12/31/03 12/31/03 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $13.1 33% $7.8 30% $6.8 28% $5.8 24% $5.3 24 % Commercial real estate 9.2 23 4.5 17 4.0 16 4.5 19 4.2 19 Total commercial 22.3 56 12.4 47 10.8 44 10.3 43 9.5 48 Auto loans 3.1 8 2.1 8 2.0 8 1.9 8 3.0 13 Auto direct fin. leases 1.2 3 1.8 7 2.3 9 2.4 10 1.9 9 Home equity 7.3 18 4.9 19 4.8 19 4.6 19 3.7 17 Residential real estate 5.4 14 4.5 17 4.2 17 3.8 16 2.5 11 Other consumer 0.7 2 0.4 2 0.4 1 0.5 2 0.4 2 Total consumer 17.7 44 13.8 53 13.6 55 13.3 55 11.6 52 Total loans & leases 40.1 100 26.2 100 24.5 99 23.6 98 21.1 94 Auto operating leases - - - - - - 0.2 1 0.6 2 1.3 6 Total credit exposure $40.1 100% $26.2 100% $24.7 100% $24.1 100% $22.4 100 % Total auto exposure (1) $4.3 11% $3.9 15% $4.5 18% $5.0 21% $6.2 28% (1) As % of total loans and leases + auto operating leases + auto loans securitized 119

Loans and Leases by Business Segment 121

Franklin Public admin & other 0.0109 Agriculture 0.0107 Energy 0.0151 Trans., commun., utilities 0.0337 Wholesale trade 0.0448 Contractors & construction 0.0649 Retail Trade 0.094 Manufacturing 0.1008 Services 0.1937 Finance, insurance, RE 0.3838 0.0478 Total Commercial Loans - 9/30/08 By Industry Sector $23.5 Billion 123 42%

< $5 MM 42387 $5+ MM 851 Total Commercial Loans - 9/30/08 # of Loans by Size (1) Loans by Dollar Size (1) $5 MM - < $10 MM 516 $10 MM - < $25 MM 281 $25 MM - < $50 MM 51 > $50 MM 3 Total 851 $23.5 Billion < $5 MM 0.58 $5 MM - < $10 MM 0.16 $10 MM - <$25 MM 0.18 $25 MM - < $50 MM 0.07 $50 MM + 0.01 58% 16% 18% 6% 1% 851 2% 42,387 98% (1) Excludes Franklin - $1.1 B 125

Commercial Loans Average Balances ($B) C&I CRE Small Business C&I/CRE 1Q04 4.44 3.149 1.974 2Q04 4.555 3.191 2.018 3Q04 4.298 3.427 2.081 4Q04 4.503 3.429 2.136 1Q05 4.71 3.525 2.183 2Q05 4.901 3.583 2.23 3Q05 4.708 3.642 2.251 4Q05 4.95 3.6 2.23 1Q06 6.773 4.357 2.035 2Q06 7.287 4.669 2.351 3Q06 7.478 4.561 2.413 4Q06 7.736 4.576 2.421 1Q07 7.987 4.472 2.449 2Q07 8.167 4.651 2.473 3Q07 13.036 8.98 4.267 4Q07 13.27 9.053 4.207 1Q08 13.343 9.287 4.213 2Q08 13.631 9.601 3Q08 13.629 9.816 -% 9% Linked-quarter % Change (1) (1) Annualized 127

Total Commercial Loans by Business Segment 129

Franklin Public admin & other 0.02 Agriculture 0.02 Energy 0.03 Contractors & construction 0.04 Trans., commun., utilities 0.05 Wholesale trade 0.07 Retail trade 0.14 Manufacturing 0.16 Finance, insurance, RE 0.14 0.08 Services 0.24 Commercial & Industrial Loans - 9/30/08 By Industry Sector $13.6 Billion 22% 131

Portfolio Overview- C&I 133 (1) 9/30/08 Loans Outstanding: $13.6 Billion (1) Net charge-offs 3Q08: 87 bp YTD08: 52 bp FY08: 50 - 60 bp Diversified by sector and geographically within our Midwest footprint Granular (excluding Franklin Credit) 3 loans >$50 million... 1% of portfolio 51 loans $25-$50 million... 7% of the portfolio Focus on Ideal Huntington clients... more than a loan relationship Credit quality continues to perform within expectations 1Q08 2Q08 3Q08 30+ day delinquencies 1.38% 0.72% 0.90% 90+ day delinquencies 0.11% 0.07% 0.18% Non-accrual loans 0.75% 1.17% 1.28% ACL 1.88% 2.08% 2.12% Higher 2H08 NCOs consistent with 1H08 ACL build

Current portfolio - $13.6 Billion (1) Risk Mitigation Focus on Ideal Huntington Client within our footprint Granular portfolio with geographic and sector diversification Seeking measured growth - have not sacrificed credit quality and profitability for short-term growth 80% of 2008 portfolio growth has been concentrated in new loans to existing customers Commercial & Industrial Lending NALs / Loans (3) NCOs / Average Loans (2) Amount 2Q07 0.0036 3Q07 0.0044 4Q07 0.0052 1Q08 0.0035 2Q08 0.004 3Q08 0.0095 (1) 9/30/08 (2) Annualized, excluding FCMC (3) Period end Amount 4Q06 0.006 1Q07 0.0072 2Q07 0.008 3Q07 0.0063 4Q07 0.0067 1Q08 0.0075 2Q08 0.0117 3Q08 0.0128 135

Portfolio Overview- Franklin Credit Assessment 137 (1) 9/30/08 Loans Outstanding: $1.1 Billion (1) We continually monitor every aspect of FCMC's performance Cash flow performance continues to exceed terms of the restructuring Loan loss reserves remain sufficient as collateral delinquencies continue to run below probability of default assumptions No net charge-offs are expected 32% reserves against $365 million restructured loans FCMC's servicing platform has value that outside third parties have expressed an interest in using / obtaining

HBAN portion of total bank group debt $1,211 MM HBAN debt net of charged-off Tranche C 1,095 Estimated Repayment Tranche A (1) 730 4-5 Yrs. Tranche B (1) 344 6-7 Yrs. Other 21 Specific reserve $115 MM / 10% of $1.1 B / 32% of restructured loans Unpaid principal of mortgage collateral supporting total bank debt $1.7 B (2) Purchased 2nd mortgages $0.8 B Purchased 1st mortgages $0.5 B Tribeca originated 1st mortgages $0.4 B HBAN is the primary bank lender... $245 MM participated to other financial institutions, all on a non recourse basis, including $21MM outside of the restructuring Collateral: 30,000+ underlying individual 1-4 family residential mortgages All loans are cross-collateralized Regulatory classification: Substandard and performing Active ongoing performance assessment in conjunction with the company Formal quarterly impairment testing process in place HNB lockbox utilized for all payments... including loans participated to other banks Back-up servicer in place (1) Includes both Franklin purchased 1st/2nd lien and Tribeca originated 1st lien loans (2) As of 9/30/08, includes OREO Franklin Credit (FCMC) - 9/30/08 139

Franklin Credit - Cash Flow Review (1) All required payments made as agreed with additional principal reductions totaling $60MM Nine-month cash flow performance essentially as expected based on Huntington credit assumptions Huntington's position remains conservative relative to loss content in the receivables Franklin servicing capabilities continue to be sound as determined by recency payments and loss mitigation activities 141 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 Principal 15.692 15.372 15.182 14.296 17.834 12.384 11.8 11 10.4 Interest 11.445 10.891 10.888 9.705 9.903 8.718 8.5 7.6 8 REO Net Proceeds 1.562 2.317 3.154 3.082 2.744 3.153 5.3 3 4.8 Other Fees 1.274 1.179 1.214 1.592 1.504 1.062 0.6 0.7 0.8 Required P&I & G&A Expense 19.4 19.3 19.6 19.7 18.9 19.1 20.7 18.6 18.6 ($MM) (1) Total FCMC relationship including other participants

Cash Flow Sources Scheduled principal & interest payments from underlying mortgages Payoffs Sales of foreclosed property Significant source of future cash flow, particularly for the Tribeca portfolio Majority of Tribeca properties in the New York, New Jersey, and Philadelphia areas where home prices have been more stable Fees LIBOR reductions since the restructuring have significantly improved FCMC's contractual cash flow and interest rate swaps have locked in a majority of this benefit Total cash flow continues to exceed the required minimum P&I payment plus G&A expenses Franklin Credit - 9/30/08 143

Franklin Credit - Reserve Analysis 6/30/08 9/30/08 ($ MMs) FCMC (1) Bank Group HBAN FCMC (1) Bank Group HBAN Cash and other assets $ 55.9 $ 42.7 Mortgage collateral 1,682.9 1,591.6 Allowance & purchase discounts (472.5) (442.0) Net other assets / liabilities 11.4 8.4 Net assets avail. for debt service $1,277.7 $1,277.7 $1,200.7 $1,200.7 Bank debt $1,520.2 $1,520.2 $1,247.2 $1,464.0 $1,464.0 $1,211.3 Less: Tranche C debt (2) (125.0) (116.8) (125.0) (116.8) Allow. loan and lease losses (2) (142.6) (115.3) (142.6) (115.3) Total reserves (267.6) (232.0) (267.6) (232.0) Net bank group debt $1,251.7 $1,015.2 $1,196.4 $979.3 Shareholders' equity - Franklin $(242.5) $(263.3) Est. excess net assets avail. over bank debt $26.0 $4.3 145 (1) Franklin Form 10-Q Bank group amounts assume all bank group participants have charged off the Tranche C and reserved at the same level as Huntington

C&I Loans to Auto Industry (1) Outstandings (2) ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Loans to suppliers $ 159 $ 177 $ 205 $ 202 $ 160 Dealer floorplan 745 839 846 795 664 Dealer non-floorplan 352 339 336 286 269 Total $1,255 $1,355 $1,387 $1,282 $1,093 NPLs Suppliers 3.36% 2.97% 2.04% 2.13% 5.35 % Dealers -- -- 0.16 -- -- Net charge-offs (3) Suppliers 1.95% 5.64% 4.87% 5.02% 5.08 % Dealers 0.06 0.06 -- -- -- (1) Period end (2) Companies with > 25% of their revenue from the auto industry; data prior to 4Q07 excludes Sky Financial (3) Trailing 12-month; % annualized 147

Commercial Real Estate Loans - 9/30/08 By Region By Loan Type $9.9 Billion Construction Mini-Perm Permanent Lines of Credit 0.173 0.325 0.332 0.171 Permanent 33% Mini-perm 33% Construction 17% Lines of Credit 17% 149 Other 0.0052 W. Virginia 0.023 Mahoning Valley 0.0368 W. Michigan 0.0526 Indiana 0.059 Akron/Canton 0.0829 Pittsburgh 0.0835 E. Mich 0.0841 N.W. Ohio 0.0844 S.Ohio/KY 0.1257 Cleveland 0.1528 Central Ohio 0.2081

Agriculture 0.0011 Other land development 0.0092 Recreational 0.0139 Hotel 0.0282 Health care 0.0357 Raw land & other land uses 0.0783 Unsecured lines to RE companies 0.0969 Industrial & warehouse 0.1104 Multi family 0.121 Office 0.1204 Single family home builder 0.1619 Retail properties 0.2229 Commercial Real Estate Loans - 9/30/08 By Property Type By Borrower Location $9.9 Billion Ohio Michigan Pennsylvania Indiana W. Virginia Other 0.6907 0.1367 0.0855 0.059 0.023 0.0052 Michigan 14% Ohio 69% Indiana 6% Pennsylvania 9% W. Virginia 2% Other <1% 151 < 1% (1) (1) Primarily represents working capital lines to top tier CRE companies

(1) 9/30/08; $2.1 B Construction + $7.8 B Non-construction (2) Annualized (3) Period end Current portfolio - $9.9 Billion (1) Risk Mitigation Granular portfolio with geographic and sector diversification throughout our footprint LTV, debt service coverage, property types, and locations all underwritten to secondary market standards Concentrated in major metro markets to enhance repayment through secondary loan market Enforced standard pre-leasing requirements for office, retail and industrial property types to reduce market risk exposure 75% of 2008 production centered in additional loans to existing borrowers with a focus on traditional income producing property types Commercial Real Estate Lending NALs / Loans (3) NCOs / Average Loans (2) Construction CRE 4Q06 0.0135 0.0002 1Q07 0 0.0005 2Q07 0.0092 0.0123 3Q07 0.0048 0.0014 4Q07 0.0144 0.0078 1Q08 0.0002 0.0023 2Q08 0.0011 0.0077 3Q08 0.0068 0.0039 Total CRE 4Q06 0.0088 1Q07 0.0104 2Q07 0.0183 3Q07 0.0107 4Q07 0.0162 1Q08 0.0192 2Q08 0.027 3Q08 0.0302 153

Portfolio Overview- Commercial Real Estate 155 (1) 9/30/08 Loans Outstanding: $9.9 Billion (1) Net charge-offs 3Q08: 45 bp YTD08: 42 bp FY08: 60 - 70 bp Ongoing loan level review initiated in 2Q07 Single Family Homebuilder ($1.6 Billion) Weakest commercial loan segment Diversified geographically within our Midwest footprint CRE - Retail ($2.7 billion) Diversified by sector and geographically within our Midwest footprint Total CRE Credit quality continues to perform within expectations 1Q08 2Q08 3Q08 30+ day delinquencies 1.90% 1.55% 2.22% 90+ day delinquencies 0.29% 0.25% 0.59% Non-accrual loans 1.92% 2.70% 3.02% ACL 2.24% 2.32% 2.56% Higher 2H08 NCOs consistent with 1H08 ACL build

Current portfolio - $1,596 Million (1) Portfolio Characteristics Granular portfolio - only 15 projects over $10 million Geographic and sector diversification throughout our footprint Primary customers are 1st and 2nd tier developers where guarantees or secondary sources of repayment are typically obtained Continuous monitoring Increased reserves based on increasing risks in the portfolio 157 (1) Period end Huntington Single Family Home Builder Exposure ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Vertical construction $1,103 $1,135 $1,148 $1,080 $1,115 Land under development 267 278 313 325 319 Land held for development 225 230 234 221 223 Total $1,596 $1,645 $1,695 $1,626 $1,658

Current portfolio - $1,596 Million (1) Portfolio Performance 159 Huntington Single Family Home Builder Exposure ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 30+ days past due (2) - $ $229 $159 $143 $105 $99 - % 14.4% 9.7% 8.4% 6.4% 6.0% Classified - $ $287 $245 $210 $167 $107 - % 18.0% 14.9% 12.4% 10.3% 6.4% NALs (included in Classified) - $ $144 $118 $78 $65 $48 - % 9.0% 7.2% 4.6% 4.0% 2.9% ACL - $ $68 $61 $55 $49 $39 - % 4.2% 3.7% 3.3% 3.0% 2.3% Net charge-offs - $ $8.7 $3.2 $1.3 $12.9 $0.2 (annualized) - % 2.18% 0.78% 0.31% 3.17% 0.05% Period end Includes NALs

161 Period end Included in C&I CRE - Retail Exposure ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Retail centers $2,173 $2,064 $2,007 $1,797 $1,691 Owner occupied (2) 480 451 474 431 439 Total $2,653 $2,515 $2,481 $2,228 $2,131 Current portfolio - $2,653 Million (1) Portfolio Characteristics Granular portfolio Geographic and sector diversification throughout our footprint Continued focus on proactive management

Current portfolio - $2,653 Million (1) Portfolio Performance 163 CRE - Retail Exposure ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 30+ days past due (2) - $ $95 $78 $43 $38 $32 - % 3.6% 3.1% 1.7% 1.7% 1.5% Classified - $ $131 $98 $87 $38 $28 - % 4.9% 3.9% 3.5% 1.7% 1.3% NALs (included in Classified) - $ $56 $55 $16 $13 $15 - % 2.1% 2.2% 0.6% 0.6% 0.7% ACL - $ $53 $46 $44 $33 $30 - % 2.0% 1.8% 1.8% 1.5% 1.4% Net charge-offs - $ $6.5 $0.5 $1.1 $2.6 $2.0 (annualized) - % 0.97% 0.08% 0.18% 0.46% 0.38% Period end Includes NALs

Auto loans 0.22 Auto direct. fin. leases 0.04 Home equity 0.42 Residential real estate 0.28 Other consumer 0.04 Consumer Loans and Leases - 9/30/08 By Type ($MM) Amt Pct Auto loans $3.9 22 % Auto direct fin. leases 0.7 4 Home equity * 7.5 42 Residential real estate 4.9 28 Other consumer 0.7 4 Total consumer $17.6 100% * Home equity lines $ 4.3 Home equity loans 3.2 165

Total Consumer Loans by Business Segment (Includes Residential Mtg, Home Equity, Auto Loans/Leases & Other) 167

Auto Direct Finance Leases Auto Operating Leases 3Q02 0.461 2.597 4Q02 0.759 2.328 1Q03 1.006 2.076 2Q03 1.306 1.802 3Q03 1.59 1.565 4Q03 1.802 1.355 1Q04 1.99 1.17 2Q04 2.139 0.97 3Q04 2.25 0.79 4Q04 2.388 0.64 1Q05 2.461 0.51 2Q05 2.468 0.39 3Q05 2.424 0.29 4Q05 2.34 0.22 1Q06 2.221 0.16 2Q06 2.1 0.11 3Q06 1.976 0.07 4Q06 1.838 0.04 1Q07 1.698 0.023 2Q07 1.551 0.009 3Q07 1.423 0.004 4Q07 1.272 0.033 1Q08 1.09 0.099 2Q08 0.915 0.168 3Q08 0.768 0.213 Auto loans Auto loans Securitized loans 2Q02 3Q02 2.764 1.15 4Q02 2.94 1.12 1Q03 3.079 1.09 2Q03 2.83 1.08 3Q03 3.594 0.05 4Q03 3.529 0.04 1Q04 3.041 0.03 2Q04 2.337 3Q04 1.857 4Q04 1.913 1Q05 2.008 2Q05 2.069 3Q05 2.078 4Q05 2.02 1Q06 1.99 2Q06 2.04 3Q06 2.079 4Q06 2.111 1Q07 2.215 2Q07 2.322 3Q07 2.499 0.432 4Q07 3.052 1Q08 3.309 2Q08 3.636 3Q08 3.856 Auto Loans & Leases Auto Loans Auto Leases (Avg. $B) Merger related 169 $2.93 40 Quarterly Growth Rate (1) - Annualized % 24 nm 17 34 (Avg. $B) (34) Quarterly Growth Rate (1) - Annualized % (38) (33) (34) (34) (1) Annualized (2) Operating leases originated since 10/1/07, included in Other Assets $1.30 $1.19 $0.98 Operating leases Direct finance leases $1.09

Current portfolio - $4.6 Billion (1) Huntington differentiates itself by: Consistency of strategy and commitment to service Commitment to service quality for the full dealer relationship Fully automated origination and booking system Robust data modeling capabilities Comfortable with current risk profile: Lease portfolio is declining due to captives focus and HBAN maintaining return requirements. The declining portfolio balance creates a higher loss rate with more volatility. 1H08 loan production was strong on both volume and quality Indirect Auto Lending 171 (1) Period end; includes auto loans and leases

Loans / Leases Outstanding: $4.6 Billion (1) Net charge-offs 3Q08: 115 bp YTD08: 106 bp FY08: 110- 115 bp Consistency of strategy and commitment to dealers Focus on high service quality and high quality full dealer relationships Since 2001 focused on super-prime customers... >740 FICOs and >750 FICOs in 1H08 Charge-offs are elevated due to higher severity of loss reflecting depressed used car pricing Credit quality continues to perform within expectations 1Q08 2Q08 3Q08 30+ day delinquencies 1.44% 1.48% 1.74% 90+ day delinquencies 0.22% 0.24% 0.26% Portfolio Overview - Indirect Automobile Loans / Leases 173 (1) 9/30/08

Indirect Auto Loan Portfolio Performance 3Q08 2Q08 1Q08 4Q07 3Q07 2Q07 1Q07 4Q06 Portfolio Performance Portfolio Performance 30+ days past due % 1.68% 1.43% 1.45% 1.94% 1.55% 1.27% 1.09% 1.26% YTD NCO % 0.98% 0.95% 0.97% 0.65% 0.53% 0.40% 0.52% 0.40% Origination Quality Origination Quality Avg FICO 751 752 752 745 743 744 740 741%<670 4% 4% 4% 6% 6% 5% 7% 8% Avg. LTV 96% 96% 93% 95% 98% 98% 97% 96% Expected cumulative loss 1.18% 1.24% 1.26% 1.58% 1.66% 1.66% 1.72% 1.74% Orig. ($MM) $501 $673 $679 $487 $474 $503 $447 $379 Vintage Performance Vintage Performance 6 month losses 0.12% 0.22% 0.23% 0.20% 0.13% 0.13% 9 month losses 0.65% 0.64% 0.47% 0.35% 0.28% 12 month losses 0.76% 0.67% 0.50% 30+ days past due % for loans booked < 6 months 0.36% 0.40% 0.53% 0.74% 0.52% 0.48% 0.38% 0.43% 175

Indirect Auto Loan & Lease Production ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 2Q07 1Q07 4Q06 3Q06 2Q06 1Q06 4Q05 3Q05 Loans Loans Production $ 501 $ 673 $ 679 $ 487 $ 474 $ 502 $ 447 $ 379 $ 458 $ 467 $ 416 $ 301 $ 469 % new vehicles 41% 44% 44% 44% 47% 49% 47% 48% 50% 49% 47% 53% 65% Avg. LTV (1) 96% 96% 93% 95% 98% 98% 97% 96% 96% 96% 94% 92% 88% Avg. FICO (1) Avg. FICO (1) 751 752 752 745 743 744 740 741 743 741 741 746 750 Leases (2) Leases (2) Production $ 44 $ 74 $ 68 $ 77 $ 82 $ 90 $ 68 $ 70 $ 92 $ 109 $ 74 $ 95 $ 119 % new vehicles 98% 97% 98% 97% 95% 96% 97% 97% 96% 97% 97% 99% 99% Avg. residual 43% 43% 44% 44% 46% 45% 42% 42% 41% 41% 42% 43% 40% Avg. LTV (1) 96% 102% 102% 102% 95% 96% 101% 102% 101% 101% 103% 103% 103% Avg. FICO (1) 770 765 764 761 759 755 747 746 748 747 745 749 747 177 (1) At origination (2) Originated as operating leases since 10/1/07; previously originated as direct financing leases

Home Equity Loans/Lines Residential Mortgages Other 1Q04 3.833 2.674 0.402 2Q04 4.145 2.986 0.397 3Q04 4.408 3.484 0.39 4Q04 4.585 3.695 0.383 1Q05 4.676 3.919 0.374 2Q05 4.75 4.08 0.377 3Q05 4.801 4.157 0.387 4Q05 4.781 4.17 0.393 1Q06 4.833 4.31 0.447 2Q06 5.029 4.63 0.448 3Q06 5.041 4.748 0.43 4Q06 4.973 4.635 0.43 1Q07 4.913 4.496 0.422 2Q07 4.973 4.351 0.424 3Q07 7.468 5.456 0.534 4Q07 7.297 5.437 0.728 1Q08 7.274 5.351 0.713 2Q08 7.365 5.178 0.699 3Q08 7.453 4.812 0.67 Non-auto Consumer Loans Average Balances ($B) --% (12)% 25% Year-over-Year % Change (1) 5% (28)% (17)% Linked-quarter % Change (2) (1) Non-merger related (2) Annualized 179

Origination Strategies Focused on the Huntington core markets Utilize the Huntington office network as the primary source Traditional product mix - very limited non-traditional mortgage exposure Never originated sub-prime loans... payment option ARM structures... or negative amortization loans Policies and procedures designed to generate high quality borrowers Huntington maintains servicing on owned portfolios Benefits Clear understanding of market dynamics and economic impacts Direct contact with most of our borrowers Significant percentage of borrowers have another Huntington banking relationship Provided our customers with appropriate products for their circumstances The Interest-Only product is performing well Huntington has always been a cash flow lender, utilizing an interest rate stress on ARM loans and utilizing the D/I ratio as a material portion of the underwriting process Our servicing capabilities allow for appropriate risk mitigation activities across our real estate secured portfolios Residential Collateral Lending at Huntington 181

Residential Real Estate Loans



Home Equity Loans / Lines
(Avg. $MM)
Quarterly Growth Rate – Annualized %
(9)
(1)
5
Merger related
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$7,468
$2,385
$5,083
$7,297
$7,274
$7,365
$7,453
3Q07
4Q07
1Q08
2Q08
3Q08



Residential Mortgages
(Avg. $MM)
Quarterly Growth Rate – Annualized %
(1)
(6)
(28)
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$5,456
$1,112
$4,344
$5,437
$5,351
$5,178
$4,812
3Q07
4Q07
1Q08
2Q08
3Q08

Huntington

92

Residential Real Estate Trends (Average $MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Home equity loans / lines $7,453 $7,365 $7,274 $7,297 $7,468 Residential mortgage 4,812 5,178 5,351 5,437 5,456 Interest only 699 702 799 818 817 Alt-A 468 484 532 531 564 Total $12,265 $12,543 $12,625 $12,734 $12,924 Outstandings 185

Loans / Lines Outsanding: $7.5 Billion (1) Net charge-offs 3Q08: 85 bp YTD08: 88 bp FY08: 85 - 95 bp Focused on geographies within our Midwest footprint Focused on high quality borrowers... >730 FICOs Began exit of broker channel in 2005... <10% of outstandings today Conservative underwriting More than just an LTV & FICO lender Focused on D/I analysis and stress tested for interest rate increase in variable rate HELOC segment Credit quality continues to perform within expectations 1Q08 2Q08 3Q08 30+ day delinquencies 1.33% 1.18% 1.18% 90+ day delinquencies 0.36% 0.36% 0.31% Portfolio Overview - Home Equity Loans / Lines 187 (1) 9/30/08

Loans 4Q06 0.0031 1Q07 0.0033 2Q07 0.0034 3Q07 0.0032 4Q07 0.0033 1Q08 0.0036 2Q08 0.0039 3Q08 0.0037 Loans 4Q06 0.0047 1Q07 0.0049 2Q07 0.0043 3Q07 0.0058 4Q07 0.0067 1Q08 0.0084 2Q08 0.0094 3Q08 0.0085 Home Equity Lending NALs / Loans (5) NCOs / Average Loans (5) (1) 9/30/08 (2) Primarily fixed rate (3) At origination (4) Primarily variable rate (5) Period end loans / lines ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 2Q07 1Q07 4Q06 3Q06 2Q06 1Q06 4Q05 3Q05 Loans (2) Production $97 $159 $ 204 $ 144 $ 248 $ 357 $295 $190 $ 250 $ 293 $ 221 $ 210 $ 170 Avg. FICO (3) 740 744 739 737 743 743 742 735 738 737 729 729 726 Avg. LTV (3) 65% 65% 67% 69% 69% 67% 66% 68% 65% 64% 59% 58% 60% Lines (4) Production $442 $647 $ 440 $ 433 $ 358 $ 364 $ 378 $ 267 $ 336 $ 443 $ 325 $ 325 $ 411 Avg. FICO (3) 756 755 751 748 748 748 746 742 739 741 736 730 732 Avg. LTV (3) 73% 74% 76% 75% 77% 76% 75% 76% 75% 75% 75% 78% 79% Production 189 Current portfolio - $7.5 Billion (1)

Current portfolio - $7.5 Billion (1) Ohio Michigan Indiana Pennsylvania W. Virginia Other 0.5698 0.18 0.08 0.05 0.05 0.07 Home Equity - Geographic Trends Outstandings Performance 191 3Q08 NCOs 3Q08 NCOs % of NCOs NCO % (2) Ohio 44% 0.69% Michigan 25 1.25 Indiana 11 1.15 Pennsylvania 2 0.36 W. Virginia 2 0.32 Other 15 1.30 100% 0.85% Ohio 57% Michigan 18% Indiana 8% Penn. 5% Other 7% (1) 9/30/08 (2) Annualized W. Virginia 5%

Home Equity - Channel Trends Retail Broker 3/05 3781 1033 4/05 3754 1119 5/05 3770 1116 6/05 3803 1114 7/05 3814 1108 8/05 3820 1099 9/05 3825 1092 10/05 3821 1082 11/05 3816 1067 12/05 3824 1046 1/06 3828 1033 2/06 3831 1016 3/06 3828 994 4/06 4241 981 5/06 4245 962 6/06 4255 949 7/06 4264 934 8/06 4257 918 9/06 4235 920 10/06 4215 900 11/06 4195 882 12/06 4177 867 1/07 4166 854 2/07 4183 832 3/07 4215 807 4/07 4254 802 5/07 4268 783 6/07 4298 767 7/07 6723 756 8/07 6739 741 9/07 6726 734 10/07 6714 722 11/07 6698 713 12/07 6684 705 1/08 6677 700 2/08 6678 694 3/08 6693 678 4/08 5/08 6/08 6749 661 7/08 8/08 9/08 6849 648 ($MM) Retail Broker Outstandings 193

Loans Outstanding: $4.9 Billion (1) Net charge-offs 3Q08: 56 bp YTD08: 36 bp FY08: 35 - 45 bp Focused on geographies within our Midwest footprint Traditional product mix... very limited non-traditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans $699 million of Interest Only loans... targeted within executive relocation activities $468 million of Alt-A mortgatges... exited in 2007 with >710 FICOs and 72% LTVs at origination...experiencing higher net charge-offs as portfolio runs off... $6.0 million / 1.91% through September Credit quality continues to perform within expectations 1Q08 2Q08 3Q08 30+ day delinquencies 5.35% 5.62% 6.41% 90+ day delinquencies 1.35% 1.29% 1.45% Foreclosures <1% Portfolio Overview - Residential Mortgages 195 (1) 9/30/08

Residential Mortgage Lending ($MM) YTD08 2007 2006 2005 2004 2003 Production Originations (2) $559 $1,001 $1,075 $1,278 $1,752 $1,464 Alt-A % of originations (3) -- 3% 16% 20% 22% 8% Avg. FICO (4) 736 740 732 720 723 710 Avg. LTV (4) 74% 74% 72% 74% 73% 72% (1) 9/30/08 (2) Originations retained (3) Average FICO scores 695-700 (4) At origination (5) Annualized (6) Period end 197 Current portfolio - $4.9 Billion (1) Loans 4Q06 0.0019 1Q07 0.0017 2Q07 0.0016 3Q07 0.0032 4Q07 0.0025 0.0096 1Q08 0.0022 2Q08 0.0033 3Q08 0.0056 NCOs / Average Loans (5) Loans 4Q06 0.0072 1Q07 0.0081 2Q07 0.0091 3Q07 0.0087 4Q07 0.0109 1Q08 0.0124 2Q08 0.0169 3Q08 0.0175 NALs / Loans (6)

Residential Adjustable Rate Mortgages Current portfolio - $3.2 Billion (1) ARMs 2008 resets (2) $139 MM 2009 resets $878 MM FICO distribution > 670 70% Risk Mitigation Proactive customer contact at least 6 months prior to rate reset. Given the high quality borrower, this is a customer retention as well as risk mitigation exercise. Have had success in converting ARMs to fixed rate products in our owned portfolio. Borrowers experiencing payment issues due to rate increases are re- underwritten or restructured based on willingness and ability to pay. 199 9/30/08 (2) Remainder of year

Residential Alt-A Mortgages Current portfolio - $461 Million (1) 2007 production $ 33 MM 2008 production none 2007 Net charge-offs - $ $5.0 MM - % 0.75% 2008 Net charge-offs - $ $6.0 MM - % 1.87% 201 (1) 9/30/08

Current portfolio - $0.7 Billion (1) 80% collateralized Autos, untitled vehicles, small boats, mobile homes and other miscellaneous Primarily for existing customers Performed within expectations over the past year though varies by collateral type Other Consumer 203 (1) 9/30/08

Credit Quality 205

Credit Quality Trends Overview 3Q08 2Q08 1Q08 4Q07 3Q07 NPA ratio (1) 2.52% 2.41% 4.08% 4.13% 1.08 % NAL ratio (2) 1.42 1.30 0.92 0.80 0.62 Net charge-off ratio 0.82 0.64 0.48 3.77 0.47 90+ days past due 0.46 0.33 0.37 0.35 0.29 Consumer 0.61 0.59 0.62 0.59 0.45 Commercial & industrial 0.18 0.07 0.11 0.08 0.10 Commercial real estate 0.59 0.25 0.29 0.27 0.24 ALLL ratio 1.75 1.66 1.53 1.44 1.14 ALLL / NAL coverage ratio 123 127 166 181 182 ACL ratio 1.90 1.80 1.67 1.61 1.28 ACL / NAL coverage ratio 134 138 182 202 206 (1) NPA ratio is non-performing assets (NPAs) divided by the sum of loans and leases, restructured loans, impaired loans held for sale, net other real estate and other NPAs (2) NAL ratio is non-accruing loans (NALs) divided by total loans and leases 207

Non-performing Assets (NPA) ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Non-accrual loans & leases Commercial & industrial $174.2 $161.3 $101.8 $87.7 $83.0 Commercial real estate 298.8 261.7 183.0 148.5 95.6 Residential mortgage 85.2 82.9 66.5 59.6 47.7 Home equity 27.7 29.1 26.1 24.1 23.1 Total NAL 585.9 535.0 377.4 319.8 $249.4 NAL ratio 1.42% 1.30% 0.92% 0.80% 0.62% Restructured loans (Franklin) 364.9 368.4 1,157.4 1,187.4 -- OREO 73.5 72.4 73.9 75.3 68.9 Impaired loans held for sale 13.5 14.8 66.4 73.5 100.5 Other NPAs 2.4 2.6 2.8 4.4 16.3 Total NPA $1,040.3 $993.1 $1,677.8 $1,660.3 $435.0 NPA ratio 2.52% 2.41% 4.08% 4.13% 1.08% 209

Non-accrual Loan Trends



$800
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
C&I
RE/HELOC
CRE
0.62%
0.80%
0.92%
1.30%
1.42%
$249.4
$83.0
$70.8
$95.6
$319.8
$87.7
$83.6
$148.5
$377.4
$101.8
$92.5
$183.0
$535.0
$161.3
$112.0
$261.7
$585.9
$174.2
$112.9
$298.8
3Q07
4Q07
1Q08
2Q08
3Q08

Huntington

106

($MM) 9/30/08 6/30/08 $ # $ # Commercial NAL Size >$5 $ 115.5 12 $129.7 15 $2-<$5 110.6 35 87.1 29 <$2 246.9 206.2 Total NAL $473.1 $423.1 Residential RE and Home Equity NAL 112.9 112.0 Total NALs $585.9 $535.0 Non-accrual Loans (NAL) by Sector $585.9 MM @ 9/30/08 Other 0.009 Agriculture 0.011 Transportation 0.011 Manufacturing 0.046 Consumer 0.047 Wholesale trade 0.045 Retail trade 0.069 Construction 0.098 Services 0.1 Residential RE 0.145 F.I.R.E. 0.406 213

Non-performing Asset Flow Analysis ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Period End NPA beginning of period $993.1 $1,677.8 $ 1,660.3 $ 435.0 $ 261.2 New 175.3 256.3 141.1 211.1 93.0 Restructured loans -- (762.0) -- 1,187.4 -- Acquired -- -- -- -- 144.5 Return to accruing status (9.1) (5.8) (13.5) (5.3) (8.8) Loan and lease losses (52.8) (40.8) (27.9) (62.5) (28.0) Payments (46.8) (73.0) (68.8) (30.8) (17.6) Sales (19.5) (59.3) (13.5) (74.7) (9.2) NPA end of period $1,040.3 $993.1 $1,677.8 $1,660.3 $ 435.0 215

Net Charge-offs ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Commercial & industrial $29.6 $12.4 $10.7 $323.9 $12.6 Commercial real estate 11.0 15.1 4.3 20.7 4.7 Total commercial 40.6 27.5 15.0 344.6 17.3 Auto loans 9.8 8.5 8.0 7.3 5.4 Auto leases 3.5 2.9 3.2 3.0 2.6 Home equity 15.8 17.3 15.2 12.2 10.8 Residential RE 6.7 4.3 2.9 3.3 4.4 Other direct 7.2 4.7 4.1 7.3 6.6 Total consumer 43.1 37.8 33.4 33.3 29.8 Total $83.8 $65.2 $48.4 $377.9 $47.1 217

Net Charge-off Ratios (1) 3Q08 2Q08 1Q08 4Q07 3Q07 Commercial & industrial 0.87% 0.36% 0.32% 9.76% 0.39 % Commercial real estate 0.45 0.63 0.18 0.92 0.21 Total commercial 0.69 0.47 0.27 6.18 0.31 Auto loans 1.02 0.94 0.97 0.96 0.73 Auto leases 1.84 1.28 1.18 0.96 0.72 Home equity 0.85 0.94 0.84 0.67 0.58 Residential RE 0.56 0.33 0.22 0.25 0.32 Other direct 4.32 2.69 2.29 4.02 4.97 Total consumer 0.98 0.85 0.75 0.75 0.67 Total 0.82% 0.64% 0.48% 3.77% 0.47% (1) Annualized 219

30+ Days Delinquencies (1) Consumer Loans Commercial Loans Total (C&I + Com'l RE + Consumer) Middle-market C&I Middle-market CRE Small business C&I & CRE 2Q07 0.0075 3Q07 0.0156 4Q07 0.0115 1Q08 0.016 2Q08 0.0106 3Q08 0.0145 2Q07 0.0206 3Q07 0.0244 4Q07 0.027 1Q08 0.0258 2Q08 0.0252 3Q08 0.028 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 221

90+ Days Delinquencies (1) Consumer Loans Commercial Loans Total (C&I + Com'l RE + Consumer) Middle-market C&I Middle-market CRE Small business C&I & CRE 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 0.0009 0.001 0.0007 0.0009 3Q05 0.0005 0.001 0 0.0003 4Q05 0.0003 0.0007 0 0.0002 1Q06 0.0001 0.0002 0 0 2Q06 0.0004 0 0.0012 0.0003 3Q06 0.0003 4Q06 0.0003 1Q07 0.0008 2Q07 0.001 3Q07 0.0016 4Q07 0.0016 1Q08 0.0018 2Q08 0.0014 3Q08 0.0035 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 0.0032 3Q05 0.0033 4Q05 0.0038 1Q06 0.0036 2Q06 0.003 3Q06 0.0041 4Q06 0.004 1Q07 0.0044 2Q07 0.0039 3Q07 0.0045 4Q07 0.0059 1Q08 0.0062 2Q08 0.0059 3Q08 0.0061 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 223

Amount Percent 1Q02 2Q02 3Q02 371.033 0.0208 4Q02 336.648 0.0181 1Q03 303.636 0.0161 2Q03 307.667 0.0161 3Q03 336.398 0.0159 4Q03 299.7 0.0142 1Q04 295.377 0.0139 2Q04 286.935 0.0132 3Q04 282.65 0.0125 4Q04 271.211 0.0115 1Q05 264.39 0.0109 2Q05 254.784 0.0104 3Q05 253.943 0.0104 4Q05 268 0.011 1Q06 283.839 0.0109 2Q06 287.517 0.0109 3Q06 280.153 0.0106 4Q06 272.068 0.0104 1Q07 282.976 0.0108 2Q07 307.519 0.0115 3Q07 454.784 0.0114 4Q07 578.442 0.0144 1Q08 627.61 0.0153 2Q08 679.403 0.0166 3Q08 720.738 0.0175 Allowances for Loan & Lease Losses (ALLL) (1) (1) Period end ALLL Reserve Components ALLL Reserve Components ALLL Reserve Components ALLL Reserve Components Transaction Economic Total 3Q08 1.54% 0.21% 1.75% 2Q08 1.45 0.21 1.66 1Q08 1.34 0.19 1.53 4Q07 1.27 0.17 1.44 3Q07 0.97 0.17 1.14 225

Allowances for Credit Losses (ACL) (1) ($MM) 3Q08 2Q08 1Q08 4Q07 3Q07 Allowance for loan Allowance for loan and lease losses (ALLL) $720.7 $679.4 $627.6 $578.4 $454.8 Allowance for unfunded loan Allowance for unfunded loan commitments and LOCs (AULC) 61.6 61.3 57.6 66.5 58.2 Total allowance Total allowance for credit losses (ACL) $782.4 $740.7 $685.2 $645.0 $513.0 ALLL as % of ALLL as % of total loans and leases 1.75% 1.66% 1.53% 1.44% 1.14 % total NALs 123 127 166 181 182 ACL as % of ACL as % of total loans and leases 1.90% 1.80% 1.67% 1.61% 1.28 % total NALs 134 138 182 202 206 (1) Period end 227

Allowance for Credit Losses Methodology Allowance for loan and lease loses (ALLL) Transaction reserve which includes: An estimate of loss based on characteristics of each commercial and consumer loan, lease, or loan commitment, and An estimate of loss based on a review of each impaired loan >$500,000 Economic reserve - quantitatively reflects expected changes in credit losses due to changes in economic environment and is determined based on a variety of economic factors and indices correlated to the historic performance of the loan portfolio Current economic factors and indices Real Consumer Spending Consumer Confidence ISM Manufacturing Index Non-Agriculture Job Creation in our core states (OH, MI, WV and IN) Allowance for unfunded loan commitments and letters of credit (AULC) Reported as a liability Determined using the same ALLL transactions and economic reserve methodology AULC is reduced and the ALLL is increased as loans are funded Allowances for credit losses (ACL) Sum of ALLL and AULC with both available to absorb credit losses 229

Relative Performance - NPAs & NCOs (1) NPA Ratio (2) NCO Ratio (3) LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 HBAN 0.0123 0.0139 0.0133 0.012 0.0074 0.0074 0.007 0.0065 0.0041 0.0043 0.0034 0.0036 0.0046 0.003 0.004 0.0042 0.0048 0.0059 0.0065 0.0065 0.0074 0.0079 0.0097 0.0108 0.0121 0.013 0.0156 0.0168 13 BHC median 0.0076 0.0084 0.0074 0.0075 0.0071 0.0078 0.0081 0.007 0.0071 0.0063 0.0053 0.0049 0.0048 0.0048 0.0043 0.0041 0.0037 0.0033 0.0037 0.0042 0.0041 0.004 0.0048 0.0059 0.0097 0.0148 0.0207 0.0215 LLR/NPL ratio 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 HBAN 0.009 0.0078 0.0183 0.0069 0.0085 0.0064 0.0103 0.0053 0.0023 0.003 0.0036 0.0047 0.0027 0.0029 0.0029 0.0039 0.0021 0.0032 0.0035 0.0028 0.0052 0.0047 0.0072 0.0049 0.0065 0.0084 13 BHC median 0.0052 0.0063 0.0048 0.0052 0.0042 0.004 0.004 0.0028 0.003 0.0023 0.0029 0.002 0.0021 0.002 0.0022 0.002 0.0019 0.0016 0.0025 0.002 0.0023 0.0032 0.0059 0.0067 0.0092 0.0121 Data 4Q07+ excludes Franklin (2) Period end (3) Annualized 231

Relative Performance - NCO's & ACL Coverage 9/30/08 233 Net Charge-off ratio (1) ACL / NCO (2) PNC 0.0066 MTB 0.0077 HBAN 0.0084 CMA 0.009 ZION 0.0091 ASBC 0.0094 BBT 0.01 MI 0.0121 KEY 0.0143 RF 0.0168 FITB 0.0217 NCC 0.0267 FHN 0.0284 CNB 0.0317 CNB 0.6 RF 0.92 NCC 1.13 FITB 1.18 FHN 1.33 BBT 1.43 KEY 1.47 ASBC 1.61 CMA 1.62 ZION 1.66 MI 1.7 HBAN 1.98 MTB 2.06 PNC 2.35 (1) 3Q08 annualized (2) ACL = ALLL + AULC Source: SNL, Company reports; HBAN excludes Franklin Net charge-offs 3rd lowest among peers...... ...... total reserve coverage of 2.0X is 3rd highest among peers

Relative Performance - LLR Ratios Reserve Ratios (1) LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 HBAN = (ALLL+AULC)/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0178 0.0179 0.0175 0.0159 0.0155 0.0146 0.0138 0.0129 0.0122 0.0119 0.0119 0.0125 0.0124 0.0124 0.0121 0.0119 0.0123 0.013 0.0129 0.0136 0.0143 0.0157 0.018 HBAN = ALLL/Loans 0.02 0.021 0.021 0.0208 0.0181 0.0161 0.0161 0.0159 0.0142 0.0139 0.0132 0.0125 0.0115 0.0109 0.0104 0.0104 0.011 0.0109 0.0109 0.0106 0.0104 0.0108 0.0115 0.0114 0.0119 0.0129 0.0141 0.0166 13 BHC median ALLL/Loans 0.0147 0.0148 0.0146 0.0147 0.0147 0.0146 0.0146 0.0144 0.0141 0.014 0.0135 0.0134 0.0131 0.0119 0.0118 0.012 0.0112 0.0109 0.0107 0.0106 0.0113 0.011 0.0109 0.0111 0.0129 0.0149 0.0158 0.016 (1) Period end; 4Q07+ exclude Franklin 235

Relative Performance - ALLL Adequacy - 9/30/08 ALLL / Loans ALLL / NPL ALLL = Allowance for Loan and Lease Losses (1) Excludes Franklin 237 KeyCorp 161% PNC Financial Services 125 National City 124 BB&T 115 M&T Bank 110 Huntington (1) 103 Regions Financial 102 First Horizon 84 Comerica 83 Associated Ban-Corp 81 Fifth Third 79 Zions Bancorporation 79 Marshall & Ilsley Corp. 76 Colonial BancGroup 53 13 BHC Median X HBAN 84 First Horizon 3.52 % National City 3.40 Fifth Third 2.41 Marshall & Ilsley Corp. 2.05 KeyCorp 2.03 Colonial BancGroup 1.88 M&T Bank 1.60 Huntington (1) 1.51 Associated Banc-Corp 1.51 Regions Financial 1.49 Zions Bancorporation 1.45 BB&T 1.42 PNC Financial Services 1.40 Comerica 1.38 13 BHC Median X HBAN 1.60

Relative Performance - NAL/NPL Coverage NAL / NPL Coverage Ratios (1) (1) Period end; 4Q07+ exclude Franklin LLR/NPL ratio 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 HBAN = (ALLL+AULC)/NPL 1.67 1.55 1.66 1.82 2.63 2.66 2.84 3.04 4.44 4.25 5.15 4.61 4.76 4.94 3.49 3.26 3 2.38 2.41 2.47 2.17 2.06 1.65 1.98 1.66 1.51 1.17 1.14 HBAN = ALLL/NPL 2.4 2.56 2.76 3.97 3.83 4.64 4.17 4.24 4.41 3.04 2.83 2.63 2.09 2.13 2.17 1.89 1.8 1.45 1.75 1.45 1.36 1.05 1.03 13 BHC median ALLL/NPL 2.13 2.11 2.27 2 2.27 2.28 2.33 2.64 2.56 2.76 3.07 3.53 3.22 3.32 3.46 3.52 3.63 3.91 3.43 3.6 3.17 3.17 2.26 1.82 1.7 1.23 0.99 0.84 239

Non-Franklin Credit Metrics Reconciliation 241

Quarterly Net Charge-off Reconcilation (1) (1) Annualized 243

Non-Franklin Credit Metrics Reconciliation 245

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 247

Deposits and Other Funding 249

Deposit Trends 251

Deposit Trends - 3Q08 Prior Year Quarter 253

Deposit Trends - 3Q08 Linked Quarter 255

Total Deposits

Average Balances



Demand, Savings & Other
Core CDs
Non-core
($B)
Year-over-Year % Change
(6)%
14%
1%
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$21.19
$10.45
$6.01
$21.00
$10.67
$6.01
$20.73
$10.79
$6.42
$20.46
$10.95
$6.62
$19.86
$11.88
$6.06
3Q07
4Q07
1Q08
2Q08
3Q08

Huntington

129

Total Deposits by Business Segment 259

Core Deposits

Non-interest Bearing


(Average $MM)
YOY % Chg.
(6)%
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
Merger related
$5,384
$1,829
$3,555
$5,218
$5,034
$5,061
$5,080
3Q07
4Q07
1Q08
2Q08
3Q08

Other Core Deposits


(Average $MM)
YOY % Chg.
2%
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
Merger related
$26,255
$9,680
$16,575
$26,452
$26,481
$26,350
$26,659
3Q07
4Q07
1Q08
2Q08
3Q08

Huntington

131

Core Deposits by Business Segment 263

Sales execution driving strong growth in highest spread demand deposits Strategic reduction of non-relationship collateralized public funds Total Core Deposits Trends 265

Total Core Deposits Trends 267

Commercial Core Deposits by Business Segment 269

Consumer Core Deposits by Business Segment 271

Other Funding - 9/30/08 Non-core Deposits 0.35 S-T Borrowings & Other Liab. 0.17 FHLB Advances 0.21 Other L-T Debt 0.15 Subordinated Notes 0.11 $16.6 Billion Non-core Deposits $5.8 B / 35% S-T Borrowings & Other Liabilities $2.9 B / 17% FHLB Advances $3.5 B / 21% Other L-T Debt $2.5 B / 15% Subordinated Notes $1.9 B / 11% 273

Capital 275

Capital (1) ($B) 3Q08 2Q08 1Q08 4Q07 3Q07 Total risk-weighted assets Total risk-weighted assets $46.6 $46.6 $46.5 $46.0 $45.9 Tier 1 leverage Tier 1 leverage 7.97% 7.88% 6.83% 6.77% 7.57 % Tier 1 risk-based capital Tier 1 risk-based capital 8.80 8.82 7.56 7.51 8.35 Total risk-based capital Total risk-based capital 12.03 12.05 10.87 10.85 11.58 Tangible equity/assets Tangible equity/assets 5.98 5.90 4.92 5.08 5.70 Tangible common equity/assets Tangible common equity/assets 4.88 4.80 4.92 5.08 5.70 Tangible equity/risk weighted assets Tangible equity/risk weighted assets 6.59 6.58 5.57 5.67 6.46 Double leverage (2) Double leverage (2) 105 103 110 109 106 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity 277

6.00% - 6.25% TE Ratio Target LLR/NPL ratio 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Tang. Equity / Risk-Weighted Assets 0.0771 0.0729 0.071 0.0723 0.0724 0.0731 0.076 0.0764 0.0783 0.0786 0.0784 0.0805 0.0819 0.0791 0.078 0.0729 0.0797 0.0772 0.0777 0.0766 0.0646 0.0567 0.0557 0.0658 0.0659 Tang. Equity / Assets (TE Ratio) 0.0816 0.0764 0.0722 0.0705 0.0695 0.068 0.0683 0.0699 0.0699 0.0711 0.0717 0.0743 0.0737 0.0739 0.0719 0.0702 0.0652 0.0719 0.0693 0.0711 0.0687 0.057 0.0508 0.0492 0.059 0.0598 Capital Trends (1) End of period 279

Total Risk-based Capital Tier I Risk-based Capital Tang. Equity / Risk Weighted Assets Tang. Equity / Assets 3Q02 0.1178 0.0881 0.0764 4Q02 0.1125 0.0834 0.0722 1Q03 0.1104 0.0816 0.07 2Q03 0.1111 0.0832 0.0723 0.0706 3Q03 0.1119 0.084 0.0724 0.0677 4Q03 0.1195 0.0853 0.0731 0.0679 1Q04 0.1213 0.0874 0.076 0.0697 2Q04 0.1256 0.0898 0.0764 0.0695 3Q04 0.1253 0.091 0.0783 0.0711 4Q04 0.1248 0.0908 0.0786 0.0718 1Q05 0.1233 0.0904 0.0784 0.0742 2Q05 0.1239 0.0918 0.0805 0.0736 3Q05 0.127 0.0942 0.0819 0.0739 4Q05 0.1242 0.0913 0.0791 0.0719 1Q06 0.1291 0.0894 0.078 0.0697 2Q06 0.1229 0.0845 0.0729 0.0646 3Q06 0.1281 0.0895 0.0797 0.0713 4Q06 0.1279 0.0893 0.0772 0.0693 1Q07 0.1282 0.0898 0.0777 0.0711 2Q07 0.1349 0.0974 0.0766 0.0687 3Q07 0.1158 0.0835 0.0646 0.057 4Q07 0.1085 0.0751 0.0567 0.0508 1Q08 0.1087 0.0756 0.0557 0.0492 2Q08 0.1205 0.0882 0.0658 0.059 3Q08 0.1203 0.088 0.0659 0.0598 Capital Trends Shareholders' Equity Key Equity Ratios (1) (Average $B) Shareholders' Equity 3Q02 2.214 4Q02 2.163 1Q03 2.166 2Q03 2.151 3Q03 2.239 4Q03 2.228 1Q04 2.278 2Q04 2.323 3Q04 2.412 4Q04 2.481 1Q05 2.527 2Q05 2.619 3Q05 2.611 4Q05 2.57 1Q06 2.73 2Q06 2.995 3Q06 2.97 4Q06 3.084 1Q07 3.014 2Q07 3.043 3Q07 6.206 4Q07 6.211 1Q08 5.875 2Q08 6.355 3Q08 6.324 281 End of period

Regulatory Capital - 9/30/08 283 Tier 1 Capital Total Capital CMA 0.0732 RF 0.0747 MTB 0.0789 MI 0.0794 ZION 0.0807 PNC 0.082 KEY 0.0855 FITB 0.0857 HBAN 0.088 ASBC 0.0922 BBT 0.094 CNB 0.1 NCC 0.11 FHN 0.111 ASBC 0.1108 CMA 0.1119 RF 0.117 MI 0.1176 PNC 0.119 MTB 0.1198 HBAN 0.1203 FITB 0.123 ZION 0.123 KEY 0.124 BBT 0.144 CNB 0.1418 NCC 0.1489 FHN 0.1607 6.0% (1) 10.0% (1) (1) Regulatory "well capitalized" threshold Source: SNL, Company reports

9/08 12/08 3/09 6/09 9/09 Base Case 0.088 0.089 0.09 0.091 0.092 2X NCO ~$345 MM more 0.088 0.088 0.0878 0.0877 0.0875 3X NCO ~$690 MM more 0.088 0.087 0.0856 0.0843 0.083 Reg Well Cap Min 0.06 0.06 0.06 0.06 0.06 Regulatory Capital Stress Test (1) 285 Tier 1 Capital Ratio Total Capital Ratio 9/08 12/08 3/09 6/09 9/09 Base Case 0.1203 0.1209 0.1209 0.1211 0.122 2X NCO ~$345 MM more 0.1203 0.12 0.1188 0.1178 0.1176 3X NCO ~$690 MM more 0.1203 0.119 0.1167 0.1145 0.1131 Reg Well Cap Min 0.1 0.1 0.1 0.1 0.1 Next 12-Month Assumptions (1) 2% annualized asset growth $1.15 EPS base case 0.82% annualized NCO rate or approximately $86 million / quarter or $345 million / year (1) For analytical purposes only, not to be interpreted as projected or targeted performance Dividend held constant No new capital issuances; no TARP No further changes in accumulated other comprehensive income

9/08 12/08 3/09 6/09 9/09 Base Case 0.0598 0.0608 0.0618 0.0628 0.0638 2X NCO ~$345 MM more 0.0598 0.0598 0.0596 0.0596 0.0595 3X NCO ~$690 MM more 0.0598 0.0587 0.0575 0.0564 0.0553 9/08 12/08 3/09 6/09 9/09 Base Case 0.0488 0.0502 0.0512 0.0523 0.0533 2X NCO ~$345 MM more 0.0488 0.0491 0.0491 0.0491 0.0491 3X NCO ~$690 MM more 0.0488 0.0481 0.0469 0.0459 0.0448 Tangible Capital Stress Test (1) 287 Tangible Equity Ratio Tangible Common Equity Ratio Next 12-Month Assumptions (1) 2% annualized asset growth $1.15 EPS base case 0.82% annualized NCO rate or approximately $86 million / quarter or $345 million / year (1) For analytical purposes only, not to be interpreted as projected or targeted performance Dividend held constant No new capital issuances; no TARP No further changes in accumulated other comprehensive income

Share Repurchases Authorization Repurchased Cumulative Date Shares Quarter Shares Value Shares Value 2/2002 22.0 MM 19.4 MM $374 MM 19.4 MM $374 MM 1/2003 8.0 4.1 77 23.5 451 4/2004 7.5 4.4 109 27.9 560 2Q05 1.8 3Q05 2.6 10/2005 15.0 10.0 236 37.9 796 4Q05 5.2 1Q06 4.8 4/2006 15.0 11.2 265 49.1 1,061 2Q06 8.1 Includes 6.0 MM accelerated shares repurchased on 5/24/06 3Q06 -- 4Q06 3.1 1Q07-3Q08 -- 289

Credit Ratings Senior Subordinated Com'l Paper / Notes Notes Short-term Outlook Huntington Bancshares Moody's 5/13/08 A3 Baa1 P-2 Stable S&P 11/16/07 BBB+ BBB A-2 Negative Fitch 6/27/08 A- BBB+ F1 Stable The Huntington National Bank Moody's 5/13/08 A2 A3 P-1 Stable S&P 11/16/07 A- BBB+ A-2 Negative Fitch 6/27/08 A- BBB+ F1 Stable 291

Franchise 293

Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $55 billion Employees (1) - 10,890 Franchise: Regional Banking 6 States / 11 Regions - Retail & Commercial Banking 602 Offices / 1,396 ATMs - Mortgage Banking 6 States + MD, NJ Auto Finance & Dealer Services 6 States + AZ, FL, NV, NJ, NY, TN, TX Private Financial Group 6 States / 6 offices (2) FL / 4 offices (3) (1) Full-time equivalent (FTE) (2) Dedicated shared office with Regional Banking (3) Includes 2 full-service offices + 2 trust offices 295 Huntington Bancshares Overview

A Strong Regional Presence Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2008 Deposits - Top 12 MSAs MSA Rank BOs Deposits Share Columbus, OH 1 69 $8,843 27.2% Cleveland, OH 6 62 3,631 5.7 Detroit, MI 8 44 2,582 2.8 Toledo, OH 1 42 2,324 23.5 Pittsburgh, PA 7 41 1,870 2.6 Youngstown, OH 1 40 1,783 20.9 Indianapolis, IN 4 46 1,761 6.7 Cincinnati, OH 5 38 1,739 3.1 Canton, OH 1 24 1,288 24.6 Grand Rapids, MI 3 21 1,234 10.4 Akron, OH 5 19 854 7.9 Dayton, OH 6 12 587 5.7 BOs = Banking offices 297 % Deposits #1 Share markets 45% #1- #3 Share markets 57%

1Q07 Dealer 0.002 Other Regional 0.021 PFCMG 0.045 W. VA 0.05 Central IN 0.055 Mah. Valley 0.065 E. MI 0.077 S. OH/KY 0.076 NW. OH 0.078 Pittsburgh 0.079 W. MI 0.087 Cleveland 0.094 Akr/Canton 0.094 Central OH 0.177 Focus on the Midwest (1) Total Deposits $37.6 B (2) Offices 116 ATMs 241 Detroit 3% Grand Rapids 10% Offices 344 ATMs 770 Akron 8% Canton 25% Cincinnati 3% Cleveland 6% Columbus 27% Dayton 6% Toledo 24% Youngstown 21% Offices 51 ATMs 86 Indianapolis 7% Offices 12 ATMs 31 Offices 28 ATMs 133 Charleston 10% Excludes 4 PFG offices in FL and 2 ATMs in MD. Market share at 6/30/08 (2) Percentages exclude Treasury Offices 608 ATMs 1,394 299 Offices 57 ATMs 133 Pittsburgh 3% The Huntington Franchise - 9/30/08

Strategy, Organization and History 301

The Huntington Template Market Positioning Local Bank with National Resources Local execution within corporate standards Local discretion with performance accountability Focus on Ohio, Michigan, West Virginia, western Pennsylvania, Indiana and neighboring markets Focus on middle-market commercial, small business, consumer, high-wealth, and auto dealership clients Value Proposition "Simply the Best" service 303

Formula: Stable net interest margin + Modest loan growth + Modest deposit growth + Good growth in selected fee income activities + Controlled expense growth + Stable credit quality = Reasonable earnings growth + "Simply the Best" value proposition + Market consolidation benefits + Disciplined capital management = Higher earnings growth "A well-conceived, well-executed plan in a low growth market... is better than an ill-conceived, poorly executed plan in a high growth market" Our Formula for Growing Earnings 305

Growth Opportunities Affinity Banking... Buckeyes / Blue Jackets / Colts Huntington for Schools Leverage online banking capabilities New offices in growth markets Improve customer loyalty through improved service experience Micro marketing... 3 mile radius focus Exploit growing business segments... Healthcare in west Michigan Centers of Expertise... Brokerage, insurance, equipment leasing and SBA lending Wealth management Sky Financial merger synergies 307

M&A Philosophy Huntington is positioned to participate in further Midwest consolidation Considerations Build market share in existing markets Enter new markets with high market shares Enrich our deposit mix... higher relative DDA Similar business model / focus on service excellence Retain local management Similar core values / culture Revenue opportunities... new / leveraging product and service capabilities Leverage technology expertise Adds to shareholder value from the start 309

M&A Discipline The value of synergies must exceed the premium paid to the seller First year GAAP accretion for Huntington Excludes one time merger charges Includes impact of intangible amortization Significant GAAP accretion for second year and beyond Long-term incremental accretion of 10%+ Must have significant long-term benefit Use of realistic cost savings Targets within footprint Ability to leverage existing Huntington infrastructure 311

National Resources BUSINESSES Commercial Small Business Mortgage Capital Markets Insurance Dealer Sales CORPORATE SUPPORT Customer Service Center Operations and Technology ..com Marketing Human Resources Greater Akron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY The Local Bank REGIONS Greater Cleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh 313 Consumer Private Financial Huntington Investment Co. Trust Training and Communication Channels and Distribution Risk Management Finance Legal "The Local Bank with National Resources"

Organization Organization 315

Senior Leadership Team Experience-Yrs Position Appointed Banking HBAN/SKYF Tom Hoaglin Chairman, President and CEO 1Q01 35 7 Dick Cheap General Counsel and Secretary 2Q98 10 10 Dan Benhase SEVP-Pvt. Fin'l & Cap.Mkts. 2Q06 26 7 Peter Dunlap President-Huntington Insurance 3Q08 17 (1) 8 Mary Navarro SEVP-Regional Banking Group Pres. 2Q06 32 6 Nick Stanutz SEVP-Auto Finance & Dealer Services 2Q06 30 22 Jim Dunlap Regional Banking Group President 2Q06 29 29 Mike Prescott Regional Banking Group President 2Q06 21 12 Melinda Ackerman EVP-Human Resources 1Q05 39 (1) 3 Jim Baron EVP-Consumer Segment Director 1Q07 30 5 Michael Cross EVP-Sr. Com'l Credit Approval Officer 4Q06 29 6 Zahid Afzal EVP-Chief Information Officer 1Q06 25 (1) 2 Don Kimble EVP-CFO 3Q04 22 4 Jim Nelson EVP-Chief Risk Officer 4Q04 22 3 Eric Sutphin EVP-Chief Auditor 3Q04 20 3 Dick Witherow EVP-Chief Credit Officer 4Q06 34 7 Tim Barber SVP-Credit Risk Management 1Q99 20 10 (1) Includes outside of banking 317

Regional Banking Organization 319 319

321 Greater Akron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY Greater Cleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh Mary Navarro Jim Dunlap Mike Prescott Regional Banking

Regional Banking Presidents Experience - Yrs Region Appointed Banking HBAN/SKYF Mary Navarro 2Q06 32 6 Jim Kunk Central Ohio 1Q94 26 26 Jim Dunlap West Michigan 2Q06 29 29 Rebecca Smith East Michigan 1Q07 31 1 Sharon Speyer Northwest Ohio 1Q01 20 19 Jerry Kelsheimer Greater Cleveland 1Q05 20 12 Vincent Locher Pittsburgh 3Q02 21 6 Michael Prescott 2Q06 21 12 Mark Reitzes Southern Ohio / KY 1Q08 21 15 Clayton Rice West Virginia 3Q07 21 4 Rick Hull Greater Akron/Canton 1Q06 26 26 Mike Newbold Central Indiana 4Q06 31 4 Frank Hierro Mahoning Valley 1Q00 29 22 323

Brief History 1866 - P. W. Huntington & Company opened - Pelatiah Webster Huntington, President 1878 - Bank moved headquarters to 17 S. High Street 1905 - Incorporated as The Huntington National Bank of Columbus 1923 - Construction of the main branch at 17 S. High Street begun 1966 - Huntington Bancshares Incorporated bank holding company formed as a Maryland corporation... The parent of The Huntington National Bank 1983 - Huntington shares listed on NASDAQ 2001 - Strategic restructuring launched 2004 - Record EPS 2005 - Record EPS 2006 - Acquired Unizan Financial - Record EPS 2007 - Acquired Sky Financial Group 325

Milestones 2001 1Q - Hoaglin appointed CEO 2Q - Launched major restructuring initiative 3Q - Announced SunTrust to purchase Florida banking operations - Decreased dividend 20% 2002 1Q - Acquired Haberer Investment Advisor 3Q - Acquired LeaseNet Group Inc. 2003 2Q - Announced formal SEC investigation and restatement of automobile lease accounting - Increased dividend 9.4% 3Q - Restatement for prospective adoption of deferral accounting and other changes 4Q - Restatement for retroactive application of deferral accounting 327

Milestones 2004 1Q - Announced merger with Unizan Financial Corp. 2Q - Increased dividend 14.3% - Federal Reserve extends review period for Unizan merger 3Q - Announced negotiations with SEC to resolve formal investigation - Kimble appointed Chief Financial Officer - Sutphin appointed Chief Auditor 4Q - Nelson appointed Chief Risk Officer - Announced expected Federal Reserve Bank of Cleveland (FRBC) and OCC formal supervisory agreements - Announced withdrawal of pending Unizan Financial Corp. merger application with the Federal Reserve and negotiations for a one-year extension of the Unizan merger agreement - Announced extension to Unizan merger agreement 2005 1Q - Announced FRBC and OCC formal written supervisory agreements 2Q - Increased dividend 7.5% - Announced resolution of SEC formal investigation 4Q - Announced termination of OCC formal written supervisory agreement - Re-filed Unizan application 329

Milestones 2006 1Q - Announced 16.3% increase in common stock dividend - Completed merger with $3 B Unizan Financial Corp. - James Dunlap, Mary Navarro, and Michael Prescott named Regional Banking Group Presidents 2Q - Increased dividend 16.3% - Successfully completed Unizan Financial Corp. conversion on April 24... converted 110,000 consumer and business accounts - Announced termination of FRB formal written supervisory agreement 4Q - Acquired Unified Fund Services, Inc. - Witherow appointed Chief Credit Officer - Cross appointed Senior Lender - Announced proposed merger of Sky Financial Group 2007 2Q - Increased dividend 6.0% 3Q - Completed merger with $18 B Sky Financial Group, Inc. - Successfully completed Sky Financial Group conversion on September 22... converted 400,000+ consumer households and 50,000+ business relationships 4Q - Restructed Franklin Credit Management Corporation credit relationship 331

Milestones 2008 2Q - Decreased dividend 50.0% - Raised $569 million additional capital via convertible preferred issuance 4Q - Raised $1.4 billion additional capital via U.S. Treasury capital purchase program (TARP ) 333

Lines of Business 335

Lines of Business Loans & Deposits - 9/30/08 Total Credit Exposure - $41.2 B Total Deposits - $37.6 B 337 Regional Banking 0.879 Dealer sales 0.002 PFG 0.041 Treasury / Other 0.078 Regional Banking 0.793 Auto Finance & Dealer Services 0.143 PFG 0.064 Treasuy / Other 0 Regional Banking $33.0 B 88% Auto Finance & Dealer Services $0.1 B <1% PF & CMG $1.6 B 4% Regional Banking $32.7B 79% Auto Finance & Dealer Services $5.9 B 14% PF & CMG $2.6 B 6% Treasury / Other $2.9 B 8%

($MM) Pct 3Q08 Chg 3Q07 Regional Banking $508.1 4% $488.6 Auto Finance and Dealer Services 52.0 22 42.6 Private Financial and Capital Markets Group 77.7 14 67.9 sub-total $637.8 6% $599.1 Treasury/Other (75.9) NM 20.9 Total $561.9 (9)% $620.0 Regional Banking 0.8 Auto Fin & Dealer Serv 0.08 Pvt Finl & Cap Mkts 0.12 Treasury/Other 339 Lines of Business Revenue(1) Contribution Revenue - Fully Taxable Equivalent Excludes Treasury/Other Revenue (2)

Regional Banking 341

343 Mary Navarro Central Ohio Consumer Banking Business Banking Operations & IT Channels Marketing Sales & Service Support Mike Prescott Southern Ohio/ Northern KY Akron / Canton West Virginia Indiana Mahoning Valley Commercial Banking Treasury Management Equipment Finance International Jim Dunlap West Michigan East Michigan Pittsburgh Cleveland NW Ohio 32 years experience 21 years experience 29 years experience Leading a multi-dimensional organization Regions Customer Segments/ and Support

345 24th Largest USA Bank 6 Contiguous States Ohio, Michigan, Indiana, Pennsylvania, West Virginia and Kentucky 602 Neighborhood Banking Offices Distribute banking , investment, and insurance services 1,396 Convenient ATMs Includes Huntington remote ATMs at airports, stadiums, etc. Product Depth Delivered Locally Checking, Savings, Money Market, CDs, Home Equity Lines and Loans, Mortgages, Investments, SBA Loans Strong Deposit Share Huntington's deposit share ranks in the top 3 in over 10 markets1. Source: FDIC MSA Deposit Share as of 6/30/08.

347 Fact Sheet $33.0 Billion Total Deposits $32.7 Billion Total Loans 1.2 million + Consumer HH 150,000 + Business HH The Local Bank ....with National Resources Creates market preference & clout. Treasury Management Mezzanine Financing Equipment Leasing Insurance Asset Management Interest Rate Risk Protections Online Banking National Bank Expertise and Product Capabilities Available in Local Markets 7,080 Associates Household facts are as of 9/30/08. Total Deposits & Total Loans are EOP ending 9/30/08. The number of Associates refers to FTE's. This number does not include the FTE associates in operations & technology.

349 Grow our organic revenue streams and improve operating efficiencies Net Interest Income Balance Sheet Growth Fee Income Growth Leverage the Sky opportunity Increase sales performance Leverage our service value proposition Manage credit in a challenging environment The path to success is defined. But, we remain nimble to manage through new challenges and opportunities. 2008 Plan for Success

Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Revenue 488.6 476.2 477.3 515.2 508.1 Expense 238 249.4 234.4 228.8 220.6 Revenue(1) & Expense Improvements ($MM) 351 (1) Net interest income plus non-interest income Revenue Expense 3Q06 4Q06 1Q07 2005 2006 2007 2005 2006 2007 Revenue 11.9 12.2 12.6 1085 1223 1577 Expense 591 654 816 Revenue Expense Annual View: 2005-2007 Quarter View: 3Q07 - 3Q08 Continuing to manage expenses CAGR 13% CAGR 11%

353 Improved Performance Q1 08 Q2 08 Q3 08 Efficiency 49.1 44.4 43.4 Efficiency Ratio Q1 08 Q2 08 Q3 08 Operating Income 111.971 117.506 121.196 Net Operating Income(1) (1) Net Operating Income after provisions and income tax estimate.

Q4 07 Q1 08 Q2 08 Q3 08 Time Deposits 14157 14680 15248 16001 Savings 3484 3472 3504 3339 Interest DDA 9917 9837 9573 9013 Non-Interest DDA 4895 4761 4770 4779 Q4 07 Q1 08 Q2 08 Q3 08 Retail 21642 22085 22401 22997 Business Banking 4042 4073 4074 4041 Commercial 6511 6326 6310 5861 Deposit Growth(1) ($MM) 355 ($MM) Growing deposits Deposits by Type Total Deposits (1) Based on quarterly average balances. Interest DDA includes MMA.

Q4 07 Q1 08 Q2 08 Q3 08 Retail 8779 8757 8714 8679 Business Banking 4925 4428 4233 4207 Commercial 16001 16025 16405 16136 Mortgage 3084 3083 3010 2739 Loan Growth(1) ($MM) 357 Q4 07 Q1 08 Q2 08 Q3 08 C&I 11523 11459 11722 11743 CRE 8623 8832 9138 9335 Home Equity 6689 6667 6752 6828 Residential Mortgage 4732 4646 4467 4125 Other Consumer Loans 505 494 478 448 Loans by Type Total Loans Disciplined approach to managing credit (1) Based on quarterly average balances. ($MM)

120th 33rd 20th Invested in SBA expertise ...and its paying off In 2007 #1 SBA Lender in Ohio #1 SBA Lender in West Virginia Source: The 2007 Coleman Report 500; 2007 Top SBA 7(a) Lenders for FYE 2007 Excellence in SBA Lending - Ranking US Banks 359

2005 2006 2007 305 340 460.6 Fee Income Growth ($MM) 361 CAGR 15% Annual View: 2005-2007 Quarter View: Q1-Q3 2008 ($MM) On pace to surpass 2007 $407

363 Expense Reduction Revenue Efficiencies Market/ Distribution Attractiveness Branch Consolidations & Operating Efficiencies Set Benchmarks Sales Productivity Levels Debit Penetration & Usage Investment Sales Services Per Household Two-Way More Banking Offices Upgraded Products Upgraded Channels Leverage Investments over broader base Leveraging this opportunity had immediate benefits, in terms of operating efficiencies, with ongoing market attractiveness and revenue opportunities. The Sky Opportunity 88 Branch Consolidations Achieved Achieved

365 Sept '08 Dec '07 Sept '08 64% Check Card 51% 52% 42% Savings / MM 34% 35% 8% Investments 1% 3% 13% Line of Credit 14% 16% Consumer Household Penetration SKY Sept '08 Dec '07 Sept '08 41% Check Card 20% 21% 13% Loans 7% 9% 18% Line of Credit 12% 13% SKY Business Household Penetration Commitment and loyalty are strengthening in key product and services areas with newly acquired Sky customers. Sky Progress - Revenue Synergies

367 Stronger Same Store Sales Performance Huntington Same Store Sales (Sept-08 YTD Actuals vs. 2007) +11.7% Region % Change E. Michigan 11.2% Cleveland 29.6% Akron/Canton 18.9% S.Ohio/Kentucky 11.6% W. Michigan 2.0% Indiana 17.5% Central Ohio 5.8% NW Ohio 18.3% West Virginia (2.3)% Mahoning Valley 5.7% Pittsburgh 9.0% Key Drivers National sales process executed locally with robust observation coaching tools Next Steps Comprehensive plan and Huntington leadership oversight to bring all markets to Huntington standards Consumer Checking Accounts

369 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Buckeye Banking 4.29 4.22 4.21 4.11 3.96 Blue Jackets Banking 4.32 4.32 4.33 4.23 4.08 Colts Banking 2.95 3.18 3.31 3.22 3.29 HNB Non-Affinity 3.8 3.85 3.95 3.83 3.81 Emotion trumps price and creates switching preference. By creating banking products that appeal to the heart and people's passions, Huntington has been able to grow its checking base while driving higher cross sell and product penetration. A Huntington Differentiator: Affinity Banking Affinity Banking builds customer loyalty through higher cross-sales New

371 Ohio State Buckeyes Indianapolis Colts Columbus Blue Jackets 135,376 Buckeye Banking Customers 11,999 Blue Jackets Banking Customers 26,086 Colts Banking Customers Affinity Banking ...An emotional connection that trumps price and drives increased revenue for Huntington 20% The percentage of Huntington checking households with Affinity Checking. 27% The percentage of Huntington's check card volume that is linked to one of Huntington's affinity programs.

373 "Simply the Best" Service Q1 08 Q2 08 Q3 08 53.9 53.6 54.9 Huntington has shown improvement in key service measures: Associate Behavior and Customer Advocacy Accomplished through: Increased accountability for service results. A commitment to coaching focused on improving sales execution & service-levels. Extensive training aligned to improve service results.

Strong Commercial Banking Customer Loyalty Source: 2007 Huntington National Bank Customer Satisfaction Study and 2008 Excellence in Middle Market Banking survey, Greenwich Associates Strong leading indicators for future business 375 96% have positive relationship with Commercial Banker 85% ranked us high in overall client satisfaction 75% likely to continue business with Huntington 71% of our customers are satisfied and loyal

377 4 Awards More than any other Midwest bank Greenwich Commercial Banking Awards

Credit Management Huntington Differentiators Huntington Differentiators Consumer / Mortgage Lending Business and Commercial Banking Began to de-emphasize the brokered home equity channel in 2005 with a full exit in 2007. Granular portfolio from both a product and market level. Strong discipline around verifying income and assessing borrower's ability to service debt, as well as a focus to significantly limit credit overrules. CRE includes Tier 1 and 2 developers and is managed by CRE professionals who make decisions on the project type and scale. No sub-prime/exotic mortgages or payment option ARMS. C&I business targets clients that are relationship-oriented versus transaction-oriented. Footprint Lender Footprint Lender In addition to the good practices we have demonstrated we are re- doubling our efforts on the micro level by: 1. Limiting Credit Overrules 2. Continuing to monitor potential risk areas 379

Auto Finance & Dealer Services 381

2000 2001 2002 2003 2004 2005 2006 2007 9mos'07 9mos'08 New 17.3 17.1 16.8 16.6 16.9 16.9 16.6 16.2 12.4 10.8 Used - Franchised Dealers 16.2 15.9 16.5 16.2 16 16.5 14.3 14.3 11 10.4 Automobile Sales - # of Units (MM) 383 Source: CNW Marketing / Research

Auto Finance & Dealer Services - A Significant Business A Huntington core business since the early 1950's Strong industry reputation Innovative Dependable 11% of total managed loans and operating leases (1) 400 associates 130 origination / sales 120 operations 40 customer service 110 collections 3,800 dealer relationships 13 states of origination 7 regional sales and underwriting centers (1) @ 9/30/08; excludes commercial floor plan loans 385

Auto Finance & Dealer Services Performance ($MM) 9 mos 08 2007 2006 2005 2004 2003 Operating earnings $11.5 $42.4 $59.9 $66.3 $64.6 $61.8 ROE (1) 7.4% 23.3% 22.9% 18.7% 15.8% 14.0% 387 (1) Based on allocation of capital existing in that reported period

Auto Finance & Dealer Services - Business Model Tenure of staff / local market knowledge Local market presence - sales and underwriting Provider of core products - loan, lease, floor plan Focus on cross selling ancillary products and services - treasury, cash management, investments "Simply the Best" customer service 389

Auto Finance & Dealer Services - "Ideal" Dealership Full Relationship 30%+ retail penetration Commercial lending Treasury management / merchant services PFG and/or Retail Banking relationship(s) -or- Retail Primary Relationship 60%+ retail penetration High book to approval ratio May/may not have other banking relationships 391

Auto Finance & Dealer Services - Geographic Profile Loan & Lease Production ($MM) YTD 9/30/08 YTD 9/30/07 % Chg Ohio $593 29% $524 31% 13% Florida 257 13 261 16 (2) Indiana 171 8 158 9 8 Kentucky 159 8 147 9 8 Michigan 151 7 112 7 35 W.Virginia 134 7 81 5 65 Pennsylvania 112 5 64 4 75 $1,577 77% $1,347 81% 17% Arizona 114 6 67 4 70 Tennessee 105 5 93 6 13 Nevada 91 4 21 1 nm New York 57 3 26 2 nm New Jersey 29 1 38 2 (24) Texas 33 2 -- -- nm Georgia* 21 1 52 3 (60) N. & S. Carolina* 13 1 20 1 (35) Total $2,039 100% $1,664 100% 23% * Exited GA and Carolina markets in April 2008 Sales Offices / Underwriting Centers Sales Offices 393

YTD 08 (3) 2007 2006 (2) 2005 2004 Huntington Markets GMAC 11.5% 10.5% 11.3% 10.7% 13.1 % Ford Motor Credit 7.9 8.2 10.0 8.6 9.0 Chrysler Financial 5.7 7.2 7.8 7.3 8.0 Total "Big 3" 25.1 25.8 29.1 26.6 30.1 American Honda 5.3 4.2 3.9 4.0 3.6 Toyota Financial 4.2 3.3 3.1 3.1 2.7 Nissan/ Infiniti 2.8 2.5 2.7 2.6 2.1 BMW North America 1.5 1.3 1.1 0.9 0.9 Volkswagen Credit 1.5 1.0 1.0 0.9 0.7 Sub-total imports 15.3 12.5 11.8 11.5 10.0 Total captives 40.5% 38.3% 40.9% 38.1% 40.1 % Huntington 3.2% 2.6% 2.2% 2.1% 2.6% (1) Source: AutoCount (2) Information as of 12/31/06 except for Indiana which is as of 6/30/06 (3) YTD through August 2008 395 Market Share vs. Captives (1)

YTD 08 (3) Rank 2007 2006 (2) 2005 Ohio Chase 11.5% 8.7% 7.1% 7.5 % Huntington 6.2 #2 5.4 4.5 3.9 U.S.Bank 3.0 2.7 2.8 2.7 Wachovia 2.8 2.0 1.6 1.2 Fifth Third 2.7 4.3 3.9 6.3 Kentucky Huntington 7.6% #1 6.4% 6.1% 6.2 % Chase 6.1 5.3 4.9 4.8 Fifth Third 4.6 6.6 5.3 8.3 Community Trust 3.4 2.9 2.6 2.6 West Virginia Huntington 10.4% #1 7.0% 6.2% 6.8 % BB&T 9.4 9.3 10.4 10.3 United Bank 5.3 6.4 5.3 5.8 Chase 5.3 3.9 4.2 4.5 Excluding captives and non-banks; source: Autocount Information for Indiana as of 6/30/06 YTD through August 2008. 397 Market Share in Major Markets (1)

YTD 08 (2) Rank 2007 2006 (3) 2005 Indiana Chase 6.4% 4.8% 3.5% 3.8 % Huntington 4.0 #2 3.8 3.0 2.2 Fifth Third 3.9 4.5 3.5 4.0 Wells Fargo 2.0 3.1 4.7% 2.6 % Michigan Chase 6.0% 4.1% 2.9% 3.0 % Fifth Third 2.6 3.6 3.1 5.3 Huntington 1.9 #3 1.5 1.3 1.3 Harris Bank 1.3 1.1 1.2 1.3 Florida SunTrust 3.8% 4.5% 4.5% 5.0 % Bank of America 3.1 2.4 2.7 4.2 Chase 3.1 2.3 2.3 2.1 Huntington 1.7 #6 1.2 1.3 1.2 Excluding captives and non-banks; source: Autocount Information for Indiana as of 6/30/06 (3) YTD through August 2008 399 Market Share in Major Markets (1)

Loan Production - Held vs. Sold Prime Loans Originated Prime Loans Sold (1) Huntington Plus Originated & Sold (2) Auto Exposure (3) 2002 $ 2,308 $ -- $ -- 33% 2003 2,757 2,093 -- 28 2004 1,587 1,500 -- 21 2005 1,503 414 -- 18 2006 1,717 691 20 15 2007 1,911 253 472 11 2008 YTD 1,852 -- 223 11 Total $13,635 $4,951 $715 401 (1) Sold with servicing retained by Huntington. All sales in 2005, 2006 and 2007 were under a flow sale arrangement which commenced 5/05 and ended 4/07. (2) Sold with servicing released to purchaser. (3) Period end indirect auto loans and leases (including operating leases) as a % of total loans and leases

Auto Finance & Dealer Services - Mix Average Balances ($MM) 403 Auto Loans (1) Sold Loans / Servicing Retained Auto Leases (2) Commercial Loans 4Q02 4069 0 3107 637 1Q03 4097 180 3101 708 2Q03 3757 688 3124 743 3Q03 3622 973 3155 690 4Q03 3566 1522 3158 751 1Q04 3079 1975 3154 845 2Q04 2349 2304 3116 891 3Q04 1853 2624 3041 800 4Q04 1909 2402 3026 823 1Q05 2008 2154 2990 941 2Q05 2069 1919 2877 959 3Q05 2061 1845 2628 690 4Q05 2016 1782 2553 755 1Q06 1968 1720 2380 849 2Q06 2042 1686 2200 872 3Q06 2077 1649 2044 793 4Q06 2109 1589 1878 837 1Q07 2214 1463 1721 868 2Q07 2321 1394 1560 875 3Q07 2919 1240 1426 887 4Q07 3051 1088 1305 999 1Q08 3307 897 1189 1130 2Q08 3635 774 1083 1135 3Q08 3855 636 980 1115 (1) Loans includes securitized loans (2) Leases includes direct financing and operating leases

Loan-$ Loan-% Lease-$ Lease-% 1Q03 10623 0.0138 10939 0.0142 1Q04 13422 0.0177 8239 0.0104 1Q05 3216 0.0064 4938 0.0066 1Q06 2977 0.006 3542 0.006 1Q07 2833 0.0052 2000 0.0046 1Q08 8008 0.0097 3088 0.0104 2Q03 7524 0.0106 10316 0.0133 2Q04 5604 0.0096 5844 0.0075 2Q05 1664 0.0032 2680 0.0037 2Q06 1172 0.0023 1537 0.0028 2Q07 1638 0.0028 2153 0.0055 2Q08 8522 0.0094 2806 0.0104 3Q03 10773 0.012 8865 0.0112 3Q04 5142 0.0111 6203 0.0082 3Q05 3895 0.0075 3958 0.0058 3Q06 1759 0.0034 1879 0.0037 3Q07 5355 0.0073 2327 0.0065 3Q08 9813 0.0101 3616 0.0147 4Q03 11346 0.0129 8897 0.0113 4Q04 4406 0.0092 4152 0.0055 4Q05 3213 0.0064 3739 0.0059 4Q06 2432 0.0046 2600 0.0055 4Q07 7349 0.0096 2843 0.0086 Credit Quality - Net Charge-offs ($MM) 405 Note: Lease includes direct financing leases and operating lease assets

Auto Finance & Dealer Services - Industry Issues Declining new/used vehicle sales Weakening economy causing higher rates of default Used vehicle resale values Domestic manufacturers' financial health including captive finance companies Contraction of leasing sources Auto securitization funding availability 407

Auto Finance & Dealer Services - Priorities Modify / adjust credit risk assessment to account for weak economy and declining used vehicle re-sale values Emphasize improved margins to compensate for higher frequency and severity of losses Increased penetration of Huntington products and services at "high market share" dealerships Selected market expansion and increased penetration of existing low/median market share competitors Make it easy, provide value in products and people 409

Private Financial and Capital Markets Group 411

We are pleased that through September... Compared to 2007 (1), fee based revenue was up 22% to $186 million (2), largely on the strength of our Delivery Model. We have had nice growth in sales of both Huntington Funds and other asset management products. Swap sales and processing businesses also performed well. Loan and deposit growth was consistent with expectations Net income before allocations and taxes grew to $134 million (2) We experienced limited direct impact from the credit crises due to operating strategy and good risk management: No CDOs, SIVs, subprime mortgages, auction-rate securities, no money market bailouts We retained a sharp focus on efficiency We launched the Technical Opportunities Fund, increasing our Hunitngton Funds Family to 22 funds We continued to strengthen our credibility as an investment manager at the national level (1) Including Sky Financial history (2) Excluding corporate equity investment losses 413

PFCMG - Profile 9/30/08 Assets under custody $ 36.0 Billion Assets under management (1) 14.3 Trust assets (1) $ 50.3 Huntington Funds assets $ 4.1 Brokerage assets $ 6.4 Corporate trust debt under administration $ 31.0 Total deposits $ 1.6 Total loans $ 2.6 Total revenue - YTD (2) $ 263.8 Million (1) Includes Huntington Funds and Haberer (2) Prior to fee sharing revenues; excludes corporate equity investment gains/(losses) 415

PFCMG - Results 9 mos 08 9 mos 07 % Chg Total revenue (1) $263.8 MM $214.8 MM 23 % Assets under management (2) $ 14.3 B $ 16.5 B (13) Huntington Funds 4.1 4.6 (11) Trust assets 49.7 60.0 (17) Retail brokerage assets 6.4 6.7 (4) Total deposits - avg. 1.6 1.3 23 Total loans - avg. 2.6 2.1 24 (1) Prior to fee sharing revenues; excludes corporate equity investment gains/(losses): (2) Includes Huntington Funds and Haberer 417

Private Financial - Business Overview ($B) 9/30/08 9/30/08 12/31/07 12/31/07 9/30/07 9/30/07 Mngd Total Mngd Total Mngd Total Personal trust and investment management agency $7.6 $9.4 $8.5 $10.7 $8.6 $10.8 Huntington Funds 4.1 4.1 4.6 4.6 4.6 4.6 Employee benefit and other retirement 1.5 3.6 1.8 6.1 1.8 6.3 Corporate trust 0.1 6.5 0.0 6.7 0.1 6.5 Haberer 0.6 0.6 0.8 0.8 0.8 0.8 Other fiduciary 0.5 0.5 0.5 0.6 0.5 0.6 Custody & safekeeping 0.0 25.5 0.0 31.3 0.0 31.3 Total $14.3 $50.3 $16.3 $60.9 $16.5 $60.8 Asset Management / Investment Advisory Assets 419

Private Financial - Business Overview ($MM) 3Q08 vs. 3Q08 vs. Brokerage 3Q08 2Q08 3Q07 2Q08 (1) 3Q07 Mutual fund sales $ 39.8 $ 71.7 $68.4 (44) % (42) % Annuity sales $211.6 $213.6 156.6 (1) 35 $251.3 $285.3 $225.0 (12) 12 Private Banking (2) Deposits $1,509 $1,448 $1,599 4 (6) Loans $2,338 $2,351 2,270 (1) 3 421 (1) Linked quarter percentage growth is not annualized (2) Average balances; excludes certain trust loan & deposit settlement account balances and Capital Markets Group

PFCMG - Revenue Contribution (1) 423 Trust 96.4 Private Banking 62.9 Investments 61.1 Capital Markets 43.4 Insurance Trust / Asset Management $96.4 / 37% Private Banking $62.9 / 24% Investments $61.1 / 23% Capital Markets $43.4 / 16% (1) Prior to fee sharing revenues; excludes corporate equity investment losses 9 mos 08

Market Presence Unified Delivery Products & Services Service Plan Acquisition PFCMG Growth 425 PFCMG - Formula for Willing

PFCMG - Unique Delivery Business Line Investment Brokerage Insurance Services Retirement 401(k)/Invstmnt Management Personal Trust/Invstmnt Management Dealer Sales Regional Banking Private Bank Clients Unified Sales Force Huntington Investment Company model is used to deliver all PFCMG products when selling through the Bank portal 427

2000 - Huntington Investment Advisor - Huntington Asset Management Account - Huntington Director - Huntington Access Annuity 2001 - Dividend Capture Fund - International Equity Fund - Mid Corp America Fund - New Economy Fund - Rotating Markets Fund 2002 - Huntington 401 (K) - Situs Small Cap Fund - Huntington Director Outlook - Huntington Hartford Leaders Outlook - Haberer Registered Investment Advisor 2003 - Property and Casualty Insurance 2004 - Huntington All Star Select - Huntington Consulting Services - Macro 100 Fund 2005 - Options Return Portfolio 2006 - Portfolio Select - Unified Fund Services 2007 - Real Strategies Fund 429 PFCMG - Expanding Distinctive Product / Services 2008 - Technical Opportunities Fund

PFCMG - Growing Through Acquisitions Revenue ($MM) 431 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 2492 2429 2463 2599 2666 2483

Trust Fees Retail Invst Sales Ins. Revenue 1Q04 16.3 11.7 2.936 2Q04 16.7 10 2.782 3Q04 17 9.4 2.648 4Q04 17.294 8.6 3.467 1Q05 18.2 9.5 2.729 2Q05 19.1 9.2 3.1 3Q05 19.7 9.3 3.4 4Q05 20.4 9 2.8 1Q06 21.2 10.8 2.7 2Q06 22.6 10.6 2.8 3Q06 22.4 9.7 3.9 4Q06 23.4 9.4 4.3 1Q07 25.8 11.3 3.9 2Q07 26.7 13 3.4 3Q07 33.5 12.5 3.4 4Q07 35.1 12.8 3.4 1Q08 33.9 15.1 2Q08 32.9 15.3 3Q08 30.7 15.4 PFCMG - Fee Based Revenue (1) Revenue Trends ($MM) 433 (1) Prior to revenue shared with Regional Banking and securities gains 3Q08 vs. 3Q08 vs. 3Q08 vs. 3Q08 2Q08 3Q07 Trust fees $30.7 (7)% (8)% Retail investment sales 15.4 1 23 Inst. investment sales 1.1 -- 97 Total brokerage $16.6 1% 27%

PFCMG – Trust Revenue Growth (1)



($MM)
5 Year CAGR
15%
$36.0
$33.0
$30.0
$27.0
$24.0
$21.0
$18.0
$15.0
$12.0
$15.4
$17.1
$19.7
$22.5
$33.5
$30.7
3Q03
3Q04
3Q05
3Q06
3Q07
3Q08

Huntington

(1) Prior to revenue shared with Regional Banking and securities gains

218

PFCMG - Trust Asset Growth (1) Period End ($MM) 437 2000 2001 2002 2003 2004 2005 2006 1Q07 2Q07 3Q07 2007 2Q08 3Q08 Custody Assets 12.9 18 18.4 29.1 33.6 35.4 40.2 41.4 41.5 44.1 44.6 38.7 36 Managed Assets 9.3 9.7 8.5 8.9 9.8 10.8 12.2 12.6 12.6 16.7 16.3 14.6 14.3 8 Year CAGR (2) 14% 6% Includes Haberer As of 9/30/08

3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 1142 1173 1151 1155 1660 1640 1583 1518 1583 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Private Financial 1629 1635 1627 1692 2277 2274 2310 2355 2342 Capital Markets 191 214 223 199 220 222 243 239 257 PFCMG Total Loans Total Deposits (Average $MM) (Average $MM) 439 YOY % Chg. (5)% Quarterly Growth Rates-Annualized 1% 12% --% 9% 6% $2,553 $2,594 $2,599 $2,497 $2,496

3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 50.4 52.3 54.1 54.2 60.8 60.9 55.7 53.3 50.3 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 11.9 12.2 12.6 12.6 16.5 16.3 15.4 14.6 14.3 Private Financial Assets Under Management Trust Assets (1) (Period end $B) (Period end $B) 441 YOY % Chg. (17)% YOY % Chg. (13)% (1) Includes Haberer assets

($MM) 9 mos 9 mos 2008 vs 2008 2007 2007 Mutual fund & annuity sales $796.9 $645.5 23% 2006 Industry (1) 9 mos 08 2007 Top HBAN HBAN Average Quartile Sales penetration (2) 4.2% 4.2% 2.9% 3.9% Revenue penetration (3) $2,872 $3,040 $1,674 $2,168 Profit penetration (4) $1,023 $951 $ 439 $ 611 (1) Ken Kehrer & Associates survey (2) Sales (dollars invested) of mutual funds and annuities (annualized) divided by bank's retail deposits (3) Investment program revenue (annualized) per million of the bank's retail deposits (4) Contribution of investment program to pretax profit (annualized) per million of the bank's retail deposits. Contribution is the difference between program revenue and program expenses 443 Private Financial - Investment Sales Success

445 We have demonstrated our ability to achieve outstanding performance..... ....and regularly contribute to the pool of commentary used by investors around the world We are making solid progress in the banking industry's challenge to be recognized as a credible money manager HF vs SPX Benchmark

Mutual Fund Performance - Returns (YOY % Change) 3Q08 2Q08 1Q08 4Q07 3Q07 S&P 500 (22) (13) (5) + 5 +16 Dow Jones (22) (15) (7) + 6 +22 "5 Star" Rating (1) International Equity (Equity) (23) (2) + 8 +17 +28 Mortgage Fund (F/I) +4 +5 + 4 + 3 + 4 "4 Star" Rating (1) Situs Small Cap (Equity) (21) (11) (7) +10 +24 Other Rotating Markets (Equity) (23) (13) (6) + 9 +20 Income Equity (Equity) (27) (24) (10) + 2 +13 Growth (Equity) (21) +1 + 3 +16 +17 New Economy (Equity) (32) (11) (9) +12 +18 Mid Corp America (Equity) (19) (8) (6) + 8 +17 Dividend Capture (Equity) (24) (16) (9) (7) + 6 (1) As of 9/30/08 447

Lipper 3 Year Rankings 3 Year 5 Year Rotating Markets (trust class) Top 19% Top 18% Mortgage Fund (trust class) Top 16% Top 5% International Equity Fund (trust class) Top 7% Top 12% Situs Small Cap Fund (trust class) -- Top 9% Morningstar Overall "5 Star" Rating International Equity Fund (Equity) Mortgage Fund (F/I) Situs Small Cap Fund (Equity) Morningstar "4 Star" Rating Situs Small Cap Fund (Equity) Barron's 2006 Top 100 Fund Managers / Best in Class Randy Bateman - Situs Small Cap Fund 449 Huntington Funds - 9/30/08

We are confident that we can continue on our path of consistent growth Our sales model and products can be exported to new markets. They have been well received in our new "Sky markets" Our flat organization chart facilitates good communications, responsiveness and decision-making We have a producing management team and associates who multi-task's well to drive efficiency (regarding efficiency, we ranked in the top decile in the most recent study by Robert E. Nolan Company) We have a strong credit approval process supporting our private banking mezzanine lending businesses Utilizing managers who are experts in their line of business contributes to good control of overall risks We know that we can complete line-of-business acquisitions that produce immediate value for the Corporation (e.g., Unified Fund Services, Haberer and acquisitions within Corporate Trust) Our strategies have been consistent, our team has been consistent, our results have been consistently good 451

This has given us confidence to challenge "convention" in order to exploit opportunities 453 Retirement plan services Corporate trust Institutional custody Mutual fund servicng Proprietary mutual fund management

PFCMG - Action Plan Our growth is focused on creating value from: Consistent execution of our proven methods Transferring expertise into new markets Continuing to build scale in asset servicing business Continuing to expand our investment reputation as an investment manager Completing opportunistic acquisitions Employee retention 455

The Local Bank with National Resources 457